[H&M Final]
[Translation]

SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

SECURITIES REPORT

(the Fifth Term)
From:  November 1, 1998
To:  October 31, 1999

AMENDMENT TO SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

PUTNAM INCOME FUND

SECURITIES REGISTRATION STATEMENT

PUTNAM INCOME FUND

SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

                                                   Filing Date:  March 17, 2000
                                       (amended on March 24 and March 30, 2000)

Name of the Registrant Fund:           PUTNAM INCOME FUND

Name of Representative:                Charles E. Porter

Address of Principal Office:           One Post Office Square
                                       Boston, Massachusetts 02109
                                       U. S. A.

Name and Title of Registration Agent:  Harume Nakano
                                       Attorney-at-Law
                                       Signature [Harume Nakano]
                                       -------------------------
                                            (Seal)

                                       Ken Miura
                                       Attorney-at-Law
                                       Signature [Ken Miura]
                                       ---------------------
                                            (Seal)

Address or Place of Business           Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Name of Liaison Contact:               Harume Nakano
                                       Ken Miura
                                       Attorneys-at-Law

Place of Liaison Contact:              Hamada & Matsumoto
                                       Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Phone Number:                          03-3580-3377

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public         PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of           Up to 276.4 million Class M Shares
Foreign Investment Fund Securities     Up to the total amount obtained by
to be Publicly Offered or Sold:        aggregating the respective net asset
                                       value per Class M Share in respect of
                                       276.4 million Class M Shares
                                       (The maximum amount expected to be sold
                                       is 1,736 million U.S. dollars
                                       (approximately [YEN] 185.8 billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S. $l.00= [YEN] 107.00 the mean of the exchange rate quotations by The
Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2000.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of January 31, 2000 (U.S.$6.28) by 276.4 million Class M Shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Securities Registration Statement in Japanese is 8 including front and back pages.)

C O N T E N T S

                                              Japanese                This
                                              Original               English
                                                                   Translation

PART I. INFORMATION CONCERNING SECURITIES         1                     1

PART II. INFORMATION CONCERNING ISSUER            4                     7

I. DESCRIPTION OF THE FUND                        4                     7

II. OUTLINE OF THE FUND                           4                     7

III. OUTLINE OF THE OTHER RELATED COMPANIES       4                     7

IV. FINANCIAL CONDITIONS OF THE FUND              4                     7

V. SUMMARY OF INFORMATION CONCERNING
   FOREIGN INVESTMENT FUND SECURITIES             4                     7

VI. MISCELLANEOUS                                 4                     7

PART III. SPECIAL INFORMATION                     6                     9

I. OUTLINE OF THE SYSTEM OF INVESTMENT
   TRUSTS IN MASSACHUSETTS                        6                     9

II. FINANCIAL CONDITIONS OF THE INVESTMENT
    MANAGEMENT COMPANY                           12                    17

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                             12                    17


PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:                                  PUTNAM INCOME FUND
                                                  (hereinafter referred to as
                                                  the "Fund")

2. NATURE OF FOREIGN                              Five classes of shares
   INVESTMENT FUND SECURITIES                     (Class A shares, Class B
   CERTIFICATES:                                  shares, Class C shares,
                                                  Class M shares and Class Y
                                                  shares)
                                                  Registered shares without par
                                                  value
                                                  In Japan, only Class M shares
                                                  (hereinafter referred to as
                                                  the "Shares") are publicly
                                                  offered.  No rating has been
                                                  acquired.

3. NUMBER OF SHARES TO                            Up to 276.4 million Shares
   BE OFFERED FOR SALE
   (IN JAPAN)

4. TOTAL AMOUNT OF                                Up to the total amount
   OFFERING PRICE:                                obtained by aggregating
                                                  the respective net asset
                                                  value per Share in respect of
                                                  276.4 million Shares
                                                  (The maximum amount expected
                                                  to be sold is 1,736 million
                                                  U.S. dollars (approximately
                                                  [YEN] 185.8 billion)).

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of January 31, 2000 ($6.28) by the number of Shares to be offered (276.4 million).

Note 2: Dollar amount is translated for convenience at the rate of $1.00= [YEN]
107.00 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2000). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:                                   The Net Asset Value per Share
                                                  next calculated on a Fund
                                                  Business Day after the
                                                  application for purchase is
                                                  received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

6. SALES CHARGE:                                  The public offering price
                                                  means the amount calculated
                                                  by dividing the net asset
                                                  value by (1-0.0325), and
                                                  rounded to three decimal
                                                  places.  The sales charge in
                                                  Japan shall be 3% of the
                                                  amount obtained by deduction
                                                  of the amount equivalent to
                                                  3% of the public offering
                                                  price from such price
                                                  (hereinafter referred to as
                                                  the "Sales Price").  Any
                                                  amount in excess of the net
                                                  asset value and the Sales
                                                  Price shall be retained by
                                                  Putnam Mutual Funds Corp.,
                                                  principal underwriter of the
                                                  Fund.

7. MINIMUM AMOUNT OR                              The minimum amount for
   NUMBER OF SHARES                               purchase of Shares is 200
   FOR SUBSCRIPTION:                              shares and shares may be
                                                  purchased in integral
                                                  multiples of 100 shares.

8. PERIOD OF SUBSCRIPTION:                        From: April 3, 2000 (Monday)
                                                  To: April 2, 2001 (Monday)
                                                  Provided that the
                                                  subscription is handled only
                                                  on a Fund Business Day and a
                                                  business day when securities
                                                  companies are open for
                                                  business in Japan.

9. DEPOSIT FOR SUBSCRIPTION:                      None.

10. PLACE OF SUBSCRIPTION:                        Kankaku Securities Co., Ltd.
                                                  (hereinafter referred to as
                                                  "Kankaku" or "Distributor")
                                                  Shibusawa City Place A.,
                                                  13-16, Nihonbashi-Kayaba-cho
                                                  1-chome, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned company.

11. DATE AND PLACE                                Investors shall pay the Issue
    OF PAYMENT:                                   Price and Sales Charge to
                                                  Kankaku within 4 business
                                                  days in Japan from the day
                                                  when Kankaku confirms the
                                                  execution of the order (the
                                                  "Trade Day") (see page 18 of
                                                  the Securities Report
                                                  mentioned below).
                                                  The total issue price for
                                                  each Application Day will
                                                  be transferred by Kankaku to
                                                  the account of the Fund at
                                                  Putnam Fiduciary Trust
                                                  Company, the transfer agent,
                                                  within 3 Fund Business Days
                                                  (hereinafter referred to as
                                                  "Payment Date") from (and
                                                  including) the Application
                                                  Day.

12. OUTLINE OF UNDERWRITING, ETC.:

(A) Kankaku undertakes to make a public offering of 276.4 million Shares in accordance with an agreement dated 18th August, 1997 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.

(B) During the public offering period, Kankaku will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.

Note: Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.

(C) The Fund has appointed Kankaku as the Agent Company in Japan.

Note: "The Agent Company" shall mean company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and Sales Handling Companies rendering such other services.

13. MISCELLANEOUS:

(A) Method of Subscription:

Investors who subscribe to Shares shall enter into with the Sales
Handling Company an agreement concerning transactions of foreign securities. the Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors submit to the Handling Securities Company an application for requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Company.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Kankaku on the Payment Date.

(B) PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks.
The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a Fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES

1990             3.86%
1991            17.81%
1992             9.59%
1993            11.75%
1994            -3.57%
1995            19.18%
1996             3.87%
1997             8.10%
1998             3.45%
1999            -2.23%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 6.32% (quarter ending 6/30/95) and the lowest return for a quarter was -2.74% (quarter ending 3/31/94).

Performance of class M shares shown in the bar chart and in the table following the bar chart, for periods prior to their inception on 12/14/94, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the higher operating expenses of class M shares and, in the table only, the appropriate sales charge.

Average Annual Total Returns (for periods ending 12/31/99)
-------------------------------------------------------------------------------
                      Past 1 year       Past 5 years        Past 10 years
Class M                -5.39%              5.53%               6.59%
-------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                  -0.82%              7.73%               7.70%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. The Fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.

(C) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from their investment)
-------------------------------------------------------------------------------
                                                      Class M
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the
offering price)                                        3.25%
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption proceeds,
whichever is lower)                                     NONE
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                              Total annual fund
        Management fees      12b-1 fees     Other expenses   operating expenses
-------------------------------------------------------------------------------
Class M      0.50%             0.50%            0.21%              1.21%
-------------------------------------------------------------------------------

(D) EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the fund for the time periods shown and then redeem all shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                  1 year        3 years         5 years        10 years
-------------------------------------------------------------------------------
Class M            $444          $697            $968           $1,743
-------------------------------------------------------------------------------

(E) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING ISSUER

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in I.
DESCRIPTION OF THE FUND of the Securities Report set forth below (the Securities Report mentioned below, from page 1 to page 22)

II. OUTLINE OF THE FUND

The description in this item is the same as the description in II. OUTLINE OF THE FUND of the Securities Report set forth below (Ditto, from page 23 to page 51)

III. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Report set forth below (Ditto, from page 52 to page 53)

IV. FINANCIAL CONDITIONS OF THE FUND

The description in this item is same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Report set forth below (Ditto, from page 54 to page 156)

V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is same as the description in V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (Ditto, page 178)

VI. MISCELLANEOUS

1. The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

       March 16, 1999:          Securities Registration Statement
                                Annual Securities Report (the Fourth term)
                                Amendment to Securities Registration Statement
       March 26, 1999:          Amendment to Securities Registration Statement
       July 30, 1999:           Semi-annual Report (during the Fifth term)
                                Amendment to Securities Registration Statement

2.(1) The ornamental design is used in cover page of the Japanese Prospectus.

  (2) The following must be set forth in the Prospectus.

AE    Outline of the Prospectus will be included at the beginning of the
Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" in
Part II, Information on the Issuer, of the SRS, and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributors regarding the subscription and payment, etc. (for example, the time limit for the application of the Shares is 3:00 PM on the relevant day).

AE    Up-to-date information regarding "(1) Diversification of Investment Fund"
and "(2) Results of Past Operations" of 5. Status of Investment Portfolio in
I. Description of Fund and regarding "IV. Financial Conditions of the Fund", in Part II, Information concerning the issuers, which will be obtainable from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

(3) Summarized Preliminary Prospectus will be used.

Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below to the extent permitted by applicable law, as the document (Summarized Preliminary Prospectus) as set forth at Item 1. (1)(b), of
Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the Summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or in newspapers, magazines and other books.

(b) The layout, quality of paper, printing colour, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.

(c) For information of the achievement, the record of changes in the net asset value per share may be shown by the figures or graphs. Such achievement may be also stated in the amounts translated into Japanese Yen.

Also, the average of the annual yield (including the dividends) calculated from the beginning of the relevant year, in respect of immediately preceding one year and from the establishment of the Fund may be shown. In addition, the following note concerning the method of calculation for such average rate of the annual yield may be added.

"Yield performance is calculated as the overall yield on investment according to the following calculation method assuming the immediate reinvestment of dividend before tax and may be different from the yield obtained if unitholders actually reinvest their dividends. Further, the overall yield on investment shows the performance during past certain period and does not guarantee the future investment results.

(1) Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend day of the relevant distribution plus 1.

(2) Calculation of the yield on investment (including dividend) (the overall yield on investment):

Overall yield on   NAV at term end x cumulative increase ratio by distribution investment (%) = 100A~ ----------------- - 1
                     NAV at beginning of term

NAV at beginning of term means the net asset value per unit calculated at the beginning of the yield calculation period.

NAV at term end means the net asset value per unit calculated at the end of the yield calculation period

(3) Conversion into annual rate:

Annual rate of the overall yield on investment is obtained according to the following formula:

Annual overall yield on investment (%)

= 100 A (~1 + (overall yield on investment/100))x

             1
x = ------------------ - 1
number of days during yield calculation period/365"

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts.
A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such
Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. U.S. Tax Matters

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willful neglect. An individual's taxpayer identification number is his or her social security number.

New regulations relating to withholding tax on income paid to foreign persons (the "New Withholding Regulations") will generally be effective for payments made after December 31, 2000. The New Withholding Regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations will require new forms, which non-U.S. investors will generally have to provide earlier that they would have had to provide replacements for expiring existing forms.

The New Withholding Regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and may have to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The New Withholding Regulations also provides somewhat different procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The New Withholding Regulations also amend the foreign broker office definition as it applies to partnerships.

The New Withholding Regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the New Withholding Regulations will affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" on page 26 of the Annual Securities Report.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will be effective for payment made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II. FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in II. FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Report set forth below (Ditto, from page 178 to page 198)

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

 a. Name of the Fund
 b. Number of shares represented
 c. Signatures of the Chairman and Transfer Agent
 d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

 a. Space for endorsement
 b. Description concerning delegation of transfer agency

AMENDMENT TO SECURITIES REGISTRATION STATEMENT
(NAV Sale)

PUTNAM INCOME FUND

AMENDMENT TO SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

                                                Filing Date :  March 17, 2000
                                                   (amended on March 30, 2000)

Name of the Registrant Fund:            PUTNAM INCOME FUND

Name of Representative:                 Charles E. Porter

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U. S. A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                        -------------------------
                                               (Seal)

                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                        ---------------------
                                               (Seal)

Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                           03-3580-3377

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of            Up to 276.4 million Class M Shares
Foreign Investment Fund Securities      Up to the total amount obtained by
to be Publicly Offered or Sold:         aggregating the respective net asset
                                        value per Class M Share in respect of
                                        276.4 million Class M Shares
                                        (The maximum amount expected to be
                                        sold is 1,909.92 million U.S. dollars
                                        (approximately [YEN] 204.4 billion).

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S. $l.00= [YEN] 107.00 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2000.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of January 31, 1999 (U.S.$6.91) by 276.4 million Class M Shares for convenience.

Places where a copy of this Amendment to Securities Registration
Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Amendment to Securities Registration Statement in Japanese is 2 including front and back pages.)

I. REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION STATEMENT:

This statement purports to amend and update the relevant information of the Securities Registration Statement ("SRS") filed on March16, 1999 due to the fact that the aforementioned Securities Report was filed today.

The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to those of the Japanese original)

Part II. INFORMATION CONCERNING ISSUER
         (page 4 of the original Japanese SRS)

The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Securities Report:

Before amendment                      After amendment
[Original Japanese SRS]               [Aforementioned Annual Securities Report]

I. DESCRIPTION OF THE FUND            I. DESCRIPTION OF THE FUND (the
                                         aforementioned Securities Report, from
                                         page 1 to page 22)

II. OUTLINE OF THE FUND              II. OUTLINE OF THE FUND (Ditto, from page
                                         23 to page 51)

III. OUTLINE OF THE OTHER           III. OUTLINE OF THE OTHER
     RELATED COMPANIES                   RELATED COMPANIES (Ditto, from page 52
                                         to page 53)

IV. FINANCIAL CONDITIONS OF          IV. FINANCIAL CONDITIONS OF
    THE FUND                             THE FUND (Ditto, from page 54 to page
                                         156)

V. SUMMARY OF INFORMATION            VI. SUMMARY OF INFORMATION
   CONCERNING FOREIGN                    CONCERNING FOREIGN
   INVESTMENT FUND SECURITIES            INVESTMENT FUND SECURITIES
                                         (Ditto, page 178)

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$1 = [YEN] 107.00, the mean of the exchange rate quotations at The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2000, for convenience.

Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this Report, "fiscal year" refers to a year from November 1 to October 31 of the following year.

"VI. Miscellaneous" of the Original Japanese SRS (page 4)" will be amended as below.

1. The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

     March 16, 1999:          Securities Registration Statement
                              Annual Securities Report (the Fourth term)
                              Amendment to Securities Registration Statement
     March 26, 1999:          Amendment to Securities Registration Statement
     July 30, 1999:           Semi-annual Report (during the Fifth term)
                              Amendment to Securities Registration Statement

2.(1) The ornamental design is used in cover page of the Japanese Prospectus.

  (2) The following must be set forth in the Prospectus.

Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Financial Condition of the Fund" in Part II,
Information on the Issuer, of the SRS.

  (3) Summarized Preliminary Prospectus will be used.

Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below to the extent permitted by applicable law, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of
Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

For information of the achievement, the average of the annual yield calculated in respect of immediately preceding seven days and/or any one month may be added in percentage up to one decimal places (rounding down to second decimal places).

Part III. SPECIAL INFORMATION

          (Ditto, page 6)

II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Original SRS is amended to have the same contents as those provided in V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the aforementioned Securities Report:







SECURITIES REPORT

(the Fifth Term)
From:  November 1, 1998
To:  October 31, 1999

PUTNAM INCOME FUND

(2266)

SECURITIES REPORT
(the Fifth Term)
From:  November 1, 1998
To:  October 31, 1999

To: Director of Kanto Local Finance Bureau

                                                Filing Date :  March 17, 2000
                                                   (amended on March 30, 2000)

Name of the Reporting Fund:                  PUTNAM INCOME FUND

Name of Representative:                      Charles E. Porter

Address of Principal Office:                 One Post Office Square
                                             Boston, Massachusetts 02109
                                             U. S. A.

Name and Title of Reporting Agent:           Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano] (Seal)
                                             -------------------------

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura] (Seal)
                                             ---------------------
Address or Place of Business                 Kasumigaseki Building, 25th Floor
                                             2-5, Kasumigaseki 3-chome
                                             Chiyoda-ku, Tokyo

Name of Liaison Contact:                     Harume Nakano
                                             Ken Miura
                                             Attorneys-at-Law

Place of Liaison Contact:                    Hamada & Matsumoto
                                             Kasumigaseki Building, 25th Floor
                                             2-5, Kasumigaseki 3-chome
                                             Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377

Places where a copy of this Securities Report is available for Public
Inspection

Not applicable.

(Total number of pages of this Securities Report in Japanese is 91 including the front page)


C O N T E N T S

                                                Japanese        This
                                                Original       English
                                                             Translation

I. DESCRIPTION OF THE FUND                         1              1

1. GENERAL INFORMATION                             1              1

2. INVESTMENT POLICY                               5              6

3. MANAGEMENT STRUCTURE                            9             11

4. INFORMATION CONCERNING THE EXERCISE
   OF RIGHTS BY SHAREHOLDERS, ETC.                17             25

5. STATUS OF INVESTMENT PORTFOLIO                 20             29

II. OUTLINE OF THE FUND                           23             32

III. OUTLINE OF THE OTHER RELATED COMPANIES       52             66

IV. FINANCIAL CONDITIONS OF THE FUND              54             68

V. FINANCIAL CONDITIONS OF THE INVESTMENT
   MANAGEMENT COMPANY                            157             73
   (translated from the English source: omitted in English Translation)

VI. SUMMARY OF INFORMATION CONCERNING
    FOREIGN INVESTMENT FUND SECURITIES           178             73

VII. REFERENCE INFORMATION                       178             73

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is [YEN] 107.00 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 31, 2000 quoted by The Bank of Tokyo-Mitsubishi, Ltd. The same applies hereinafter.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year. However, the first fiscal year refers to a period from December 14, 1994 (Incorporation of the Fund) to October 31, 1995.


I. DESCRIPTION OF THE FUND

1. GENERAL INFORMATION

(A) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

(1) Name of the Fund:    Putnam Income Fund (the "Fund")

(2) Form of the Fund

Putnam Income Fund is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.

(3) Governing Laws

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(B) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

(C) Objects and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

MAIN INVESTMENT STRATEGIES - MULTI-SECTOR BONDS

The Fund invests mostly in bonds that:

* are obligations of corporations and governments worldwide denominated in U.S. dollars,

* are either of investment-grade or below investment-grade (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of this Fund's shares and the total return on the investors' investment include:

* The risk that movements in financial markets will reduce the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the Fund's investments will not make timely payments of interest and principal. Because the Fund invests significantly in junk bonds, this risk is heightened for the Fund. The investors should carefully consider the risks associated with an investment in the Fund.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(D) History of the Fund:

     October 13, 1954:        Organization of the Fund as a Massachusetts
                              corporation.

     August 13, 1982:         Organization of the Fund as a Massachusetts
                              business trust. Adoption of the Agreement and Declaration of Trust.

     April 7, 1989:           Adoption of the Amended and Restated Agreement
                              and Declaration of Trust.

(E) Affiliated Companies of the Fund:

Names and related business of the affiliated companies of the Fund are as follows:

(1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.

(2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.

(3) Putnam Mutual Funds Corp. ("Principal Underwriter") engages in providing marketing services to the Fund.

(4) Kankaku Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

[GRAPHIC OMITTED: RELATED COMPANIES OF THE FUND]

Related Companies of the Fund

                              Fund

                       Putnam Income Fund

                            Trustees                            Investor
                (Agreement and Declaration of Trust)           Servicing
                                                               Agreement

         Distribution                          Custodian
          Agreement                            Agreement

         Principal                                    Custodian
        Underwriter                            Investor Servicing Agent

Putnam Mutual Funds Corp.                       Putnam Fiduciary Trust
                                                       Company
 (acts as distributor)
                                              (acts as custodian and
                                              investor servicing agent
                                                    of the Fund)

  Japan Dealer
Sales Agreement
                     Agent Company            Management Contract
                      Agreement

Distributor in Japan                        Investment Management
   Agent Company                                  Company


  Kankaku Securities Co., Ltd.       Putnam Investment Management, Inc.

(forwarding of sales in Japan        (acts as investment management of
and rendering of service as           the Fund and investment adviser
agent company)                        concerning the Fund's assets)


2. INVESTMENT POLICY

(A) Basic Policy for Investment and Objectives of Investment:

Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund pursues its goal by investing mainly in multi-sector bonds. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk. The values of bonds and other debts usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer "calls" its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. An investor may find it useful to compare the Fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests most of its assets in investment-grade investments. These are rated at least BBB or its equivalent by a U.S.-nationally recognized securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may also invest its assets in non investment-grade investments. However, the Fund may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after they buy it.

Investments rated below BBB or its equivalent are known as "junk bonds."
This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund depends more on the Investment Management Company's ability in buying lower-rated debt than it does in buying investment-grade debt. The Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Non-U.S. investments. The Fund may invest in U.S. dollar denominated fixed-income securities of non-U.S. issuers, including Yankee bonds. Non-U.S. investments involve certain special risks. For example, their values may drop in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than U.S. investments, which means the Fund may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S. investments that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations.

Frequent trading. The Fund may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of U.S. federal income taxes payable by shareholders.

Other investments. In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in derivatives including futures, options, warrants and swap contracts, asset-backed securities and equity securities and therefore may be subject to other risks.

Alternative strategies. At times the Investment Management Company may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interest of its shareholders. The Investment Management Company then may temporarily use alternative strategiesthat are mainly designed to limit losses. However, the Investment Management Company may choose not to use these for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(B) Restrictions of Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions.
The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 10% of its total assets (taken at cost) and then only as a temporary measure for extraordinary or emergency purposes and not for investment. (The Fund may borrow only from banks and immediately after any such borrowing there must be an asset coverage (total assets of the Fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.)

(4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, the Fund does not currently intend to do so and did not do so last year.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

(1) The Fund will not invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including , without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to securities determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

(2) The Fund will not borrow money in excess of 10% of the value of its total assets;

(3) The Fund will not make short sales of securities in excess of the Fund's net asset value; and

(4) The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

Although the Fund is permitted under its investment policies to invest without limit in so-called "interest-only" (IO) and "principal-only" (PO) classes of mortgage-backed securities, the Fund has no present intention of investing more than 15% of its net assets in such securities.

All percentage limitations on investments (other than pursuant to the non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

(C) Distribution Policy:

The Fund distributes net investment income monthly and any net realized capital gains at least annually. The payment to Japanese investors may be made by the end of each month by Kankaku.

3. MANAGEMENT STRUCTURE

(A) Outline of Management of Assets, etc.:

A. Valuation of assets:

The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays:
New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the best reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, approved by the Trustees which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value using procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value using procedures approved by the Trustees.

B. Management Fee, etc.:

(1) Management Fee:

(a) Management and Agent Company Fees

Under a Management Contract dated April 6, 1995, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

For the fiscal years ending on October 31, 1997, 1998 and 1999 the Fund paid $9,469, 339, $16,143,721, and $18,218,286, respectively, as a management fee.

(b) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on October 31, 1999, the Fund paid $6,775,909 as a custodian fee and investor servicing agent fee.

(c) Fee under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds Corp. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.

Putnam Mutual Funds Corp. makes quarterly payments to Kankaku and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Kankaku and other dealers are designated as the dealer of record.

Payments under the plan are intended to compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Mutual Funds Corp. may suspend or modify such payments to dealers.

For the fiscal year ending on October 31, 1999, the Fund paid fees under the distribution plan of $7,940,292 for Class M shares.

(d) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $31,081 for fiscal 1999.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 1999 and the fees paid to each Trustee by all of the Putnam funds during calendar 1999:




COMPENSATION TABLE

                                                   Estimated
                                   Pension on        annual
                                   retirement     benefits from
                      Aggregate     benefits      Putnam funds            Total
                   compensation    accrued as      all Putnam         compensation
                      from the    part of fund     funds upon           from all
Trustees/Year         Fund (1)      expenses      retirement (2)     Putnam funds (3)
-----------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)              $2,491         $463           $95,000            $191,000
Hans H. Estin/
1972                   2,474        1,069            95,000             190,000
John A. Hill/
1985 (4) (5)           3,252          512           115,000 (5)         239,750
Ronald J. Jackson/
1996 (4)               2,520          474            95,000             193,500
Paul L. Joskow/
1997 (4)               2,474          144            95,000             191,000
Elizabeth T. Kennan/
1992                   2,474          650            95,000             190,000
Lawrence J. Lasser/
1992                   2,458          495            95,000             189,000
John H. Mullin, III/
1997 (4)               2,553          217            95,000             196,000
Robert E. Patterson/
1984                   2,483          351            95,000             190,250
William F. Pounds/
1971 (5)               3,155        1,192            95,000             231,000
George Putnam/
1957                   2,474        1,112            95,000             190,000
George Putnam, III/
1984                   2,474          237            95,000             190,000
A.J.C. Smith/
1986                   2,442          756            95,000             188,000
W. Thomas Stephens/
1997 (4)               2,442          203            95,000             188,000
W. Nicholas Thorndike/
1992                   2,474          914            95,000             190,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan. The total amounts of deferred compensation payable by the Fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr.
Stephens as of October 31, 1999 were $9,168, $13,327, $8,974, $4,566,
$4,569 and $4,968, respectively, including income earned on such amounts.

(5) Includes additional compensation for service as Vice Chairman of the Board of Trustees.



Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act of
1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

Investment Management Company places all orders for purchases and sales of the fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1997, 1998 and 1999, the Fund paid $575,163, $242,846 and $53,449, in brokerage commissions, respectively. During fiscal 1999 the Fund paid $0 on transactions with an aggregate principal value of $0 (0% of transactions) to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ending on October 31, 1999, the Fund paid $17,067,177 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

C. Sales, Repurchases and Custody:

(1) Sales of Shares:

a. Sales in the United States

Investors residing in the United States can open a Fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the net asset value ("NAV") plus any applicable sales charge. The investor's financial advisor or Putnam Investor Services generally must receive the investor's completed buy order before the close of regular trading on the exchange for the investor's shares to be bought at that day's offering price.

The Investors can buy shares:

* Through a financial advisor. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge the investor for his or her services.

* Through systematic investing The investor can make regular investments of $25 or more per month through automatic deductions from the investor's bank checking or savings account. Application forms are available through the investor's advisor or Putnam Investor Services at 1-800-225-1581.

The investor may also complete an order form and write a check for the amount the investor wishes to invest, payable to the Fund. The investor should return the check and completed form to Putnam Mutual Funds Corp.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges for larger investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than Class B (not offered in Japan) shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than Class A (not offered in Japan) shares because of higher 12b-1 fee

* No conversion to Class A(not offered in Japan) shares, so future 12b-1 fee does not decrease

Initial sales charges for Class M shares
-------------------------------------------------------------------------------
                                                 Class M sales charge
                                                  as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase                                Net amount       Offering
at offering price ($)                              invested         price *
-------------------------------------------------------------------------------
Under 50,000                                        3.36%            3.25%
50,000 but under 100,000                            2.30             2.25
100,000 but under 250,000                           1.52             1.50
250,000 but under 500,000                           1.01             1.00
500,000 but under 1,000,000                         None             None
1,000,000 and above                                 None             None
-------------------------------------------------------------------------------

* Offering price includes sales charge.

Distribution (12b-1) plans. The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at the annual rate (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment. The higher fees Class M shares may cost investors more than paying the initial sales charge for Class A shares. Because Class M shares, unlike Class B shares, do not convert to Class A shares, Class M shares may cost investors more over time than Class B shares.

An investor may be eligible to buy class M shares at reduced sales charges. For fiscal 1998 and 1999, Putnam Mutual Funds Corp. received $55,023,123 and $24,525,681, respectively, in sales charges for Class M shares, of which it retained $4,512,426 and $1,967,295, respectively.

b. Sales in Japan

In Japan, Shares of the Fund are offered on any Business Day and any business day of securities company in Japan during the Subscription Period mentioned in "Section 8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription period shall be, in principal, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Mutual Fund Corp., principal underwriter of the Fund.
The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.

Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day. The payment may be made in dollars to the extent that the Sales Handling Companies can agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than [YEN] 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

(2) Repurchase of Shares:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through the investor's financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

* Selling shares through the investor's financial advisor. The investor's advisor must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

* Selling shares directly to the Fund. Putnam Investor Services must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange in order for the investor to receive that day's NAV, less any applicable sales charge.

By mail. Send a signed letter of instruction to Putnam Investor Services. If the investor has certificates for the shares he or she wants to sell, investors must include them along with completed stock power forms.

By telephone. The investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for the investor's shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if the investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact Putnam Investor Services.

* When will the fund pay the investor? The Fund generally sends the investor payment for his or her shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.

* Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that applies to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is business day of securities companies in Japan without a contingent deferred sales charge. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kankaku. The price shall be paid in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(3) Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

(4) Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Kankaku. Certificates of custody for the Shares shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

D. Miscellaneous:

(1) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

(2) Accounting Year:

The accounts of the Fund will be closed each year on 31st October.

(3) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(4) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(5) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(6) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for financial reporting purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 1999 the average annual total return for Class M shares of the Fund was -3.51%, 5.68% and 6.71%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to December 14, 1994 are derived from the historical performance of Class A shares, adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund for the period ended October 31, 1999 was 6.29%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(B) Outline of Disclosure System:

(1) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The investment fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and
Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Securities Investment Trusts and Securities Investment Companies

Prior to offering of Shares for sale, the Management Company must file in advance the prescribed matters on the Fund with the Commissioner of Financial Supervisory Agent under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No.198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Management Company amends the Management Regulations of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Supervisory Agent. Further, the Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Supervisory
Agent.

b. Disclosure to Japanese Shareholders:

If the Management Company makes any amendment to the Management Regulations of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the unitholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

(C) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A) Rights of Shareholders and Procedures for Their Exercise:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose three distribution options, although investors in Japan may only choose the last alternative.

* Reinvest all distributions in additional shares without a sales charge;

* Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

* Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any false statement concerning any material fact in the U.S. registration statement, or any omission of any statement of material fact required to be stated therein or necessary in order to make the statements made therein not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(B) Tax Treatment of Shareholders in Japan:

The tax treatment of Shareholders in Japan shall be as follows:

(1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

(2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

(4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.

(C) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(D) Agent in Japan:

Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki 3-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Supervisory Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Hamada & Matsumoto
Kasumigaseki Building, 25th Floor
2-5, Kasumigaseki, 3-chome
Chiyoda-ku, Tokyo

(E) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo




5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Fund:

                                                             (As of January 31, 2000)
---------------------------------------------------------------------------------------
Types of Assets      Name of Country   Total U.S. Dollars       Investment Ratio (%)
---------------------------------------------------------------------------------------
Corporate Bonds      United States          1,780,585,223                    55.11
                     Canada                    52,620,657                     1.63
                     Norway                    25,987,315                     0.80
                     Netherlands                6,734,455                     0.21
                     United Kingdom             4,460,025                     0.14
                     Finland                    1,739,156                     0.05
                     Cayman Islands             1,215,400                     0.04
                     Bermuda                    1,105,650                     0.03
                     Greece                       552,000                     0.02
---------------------------------------------------------------------------------------
Sub-total                                   1,874,999,881                    58.04
---------------------------------------------------------------------------------------
US Government
Obligations          United States            568,041,263                    17.58
---------------------------------------------------------------------------------------
Collateralized
Mortgage
Obligations          United States            552,469,677                    17.10
---------------------------------------------------------------------------------------
Foreign Government
Bonds                Canada                    21,893,042                     0.68
                     United Kingdom            21,478,069                     0.66
---------------------------------------------------------------------------------------
Sub-total                                      43,371,111                     1.34
---------------------------------------------------------------------------------------
Asset Backed
Securities           United States             40,341,165                     1.25
---------------------------------------------------------------------------------------
Preferred Stock      United States             16,338,742                     0.51
                     Cayman Islands            14,623,729                     0.45
                     Germany                    3,458,050                     0.11
---------------------------------------------------------------------------------------
Sub-total                                      34,420,521                     1.07
---------------------------------------------------------------------------------------
Convertible Bonds    United States              1,414,500                     0.04
---------------------------------------------------------------------------------------
Common Stock         United States              1,401,844                     0.04
---------------------------------------------------------------------------------------
Warrants             Netherlands                  187,000                     0.01
                     Ireland                       58,500                     0.00
                     United States                 28,728                     0.00
---------------------------------------------------------------------------------------
Sub-total                                         274,228                     0.01
---------------------------------------------------------------------------------------
Convertible
Preferred Stocks     United States                 83,545                     0.00
---------------------------------------------------------------------------------------
Cash, Deposit and
Other Assets
(After deduction
of liabilities)                               113,907,744                     3.53
---------------------------------------------------------------------------------------
Total                                       3,230,725,479                   100.00
---------------------------------------------------------------------------------------
(Net Asset Value)                     (JPY345,688 million)
---------------------------------------------------------------------------------------


Note 1: Investment ratio is calculated by dividing each assets at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January, 2000 are as follows:




------------------------------------------------------------------------------------
                                                           CCC/C    Not
Rating          AAA     AA    A       BBB     BB      B     C/C    rated    Total
------------------------------------------------------------------------------------
Percentage (%) 36.82   4.81  20.73   24.98   10.09   2.31   0.11   0.15    100.00
------------------------------------------------------------------------------------



(B) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January, 2000 is as follows:



                               Total Net Asset Value      Net Asset Value per Share
-------------------------------------------------------------------------------------
                               Dollar            Yen        Dollar            Yen
                            (thousands)      (millions)
-------------------------------------------------------------------------------------
1st Fiscal Year               7,673             821          7.04           753.28
(October 31, 1995)
-------------------------------------------------------------------------------------
2nd Fiscal Year              18,937           2,026          6.99           747.93
(October 31, 1996)
-------------------------------------------------------------------------------------
3rd Fiscal Year             368,297          39,408          7.11           760.77
(October 31, 1997)
-------------------------------------------------------------------------------------
4th Fiscal Year           1,188,620         127,182          6.84           731.88
(October 31, 1998)
-------------------------------------------------------------------------------------
5th Fiscal Year           1,623,061         173,668          6.41           685.87
(October 31, 1999)
-------------------------------------------------------------------------------------
1999 End of   February    1,600,756         171,281          6.72           719.04
              March       1,751,131         187,371          6.74           721.18
              April       1,756,464         187,942          6.73           720.11
              May         1,708,211         182,779          6.61           707.27
              June        1,695,754         181,446          6.53           698.71
              July        1,673,420         179,056          6.46           691.22
              August      1,657,990         177,405          6.41           685.87
              September   1,648,714         176,412          6.44           689.08
              October     1,623,061         173,668          6.41           685.87
              November    1,598,126         170,999          6.37           681.59
              December    1,569,302         167,915          6.32           676.24
2000 End of   January     1,511,575         161,739          6.28           671.96
-------------------------------------------------------------------------------------


In addition, as of December 14, 1994 the total net asset value is $1,005 (\107,535) and net asset value per share was $6.50 (\696), and as of February 29, 2000 the total net asset value is $1,487,332,670
(\159,144,595,690) and net asset value per share was $6.30 (\674)

(Note) Operations of Class M Shares were commenced on December 14, 1994.

(2) Record of Distributions Paid


                                           Amount of Dividend
Period                                       paid per Share
----------------------------------------------------------------
1st Fiscal Year  (12/14/94 - 10/31/95)     $0.43     (JPY 46)
----------------------------------------------------------------
2nd Fiscal Year  (11/1/95-10/31/96)        $0.45     (JPY 48)
----------------------------------------------------------------
3rd Fiscal Year  (11/1/96-10/31/97)        $0.47     (JPY 50)
----------------------------------------------------------------
4th Fiscal Year  (11/1/97-10/31/98)        $0.46     (JPY 49)
----------------------------------------------------------------
5th Fiscal Year  (11/1/98-10/31/99)        $0.41     (JPY 44)
----------------------------------------------------------------




(Note) Record of distribution paid from February 1998 to January 2000 are as follows:

                                                        Net Asset Value per Share
                             Dividend       Record       as of the Record Date
Month/Year               Dollar     Yen      Date       Dollar              Yen
---------------------------------------------------------------------------------------
1998 End of  February    0.036     3.852    2/13/98      7.12               762
             March       0.036     3.852    3/13/98      7.08               758
             April       0.036     3.852    4/14/98      7.10               760
             May         0.036     3.852    5/14/98      7.08               758
             June        0.035     3.745    6/12/98      7.14               764
             July        0.035     3.745    7/14/98      7.10               760
             August      0.035     3.745    8/14/98      7.05               754
             September   0.036     3.852    9/14/98      6.94               743
             October     0.036     3.852   10/14/98      6.88               736
             November    0.036     3.852   11/13/98      6.81               729
             December    0.036     3.852   12/17/98      6.93               742
1999 End of  January     0.036     3.852    1/14/99      6.91               739
             February    0.034     3.638    2/12/99      6.79               727
             March       0.034     3.638    3/12/99      6.76               723
             April       0.034     3.638    4/14/99      6.80               728
             May         0.034     3.638    5/14/99      6.65               712
             June        0.034     3.638    6/14/99      6.51               697
             July        0.034     3.638    7/14/99      6.58               704
             August      0.034     3.638    8/13/99      6.43               688
             September   0.034     3.638    9/14/99      6.43               688
             October     0.034     3.638   10/14/99      6.37               682
             November    0.034     3.638   11/12/99      6.46               691
             December    0.034     3.638   12/14/99      6.39               684
2000 End of  January     0.034     3.638    1/14/00      6.28               672
---------------------------------------------------------------------------------------



(C) Record of Sales and Repurchases




Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

---------------------------------------------------------------------------------------
                         Number of      Number of Shares    Number of Outstanding
                        Shares Sold       Repurchased             Shares
---------------------------------------------------------------------------------------
1st Fiscal Year          1,163,283          73,164              1,090,119
(12/14/94-10/31/95)             (0)             (0)                    (0)
---------------------------------------------------------------------------------------
2nd Fiscal Year          2,435,804         816,055              2,709,868
(11/1/95-10/31/96)              (0)             (0)                    (0)
---------------------------------------------------------------------------------------
3rd Fiscal Year         50,402,587       1,311,388             51,801,067
(11/1/96-10/31/97)     (47,615,400)        (54,400)           (47,561,000)
---------------------------------------------------------------------------------------
4th Fiscal Year        233,377,001     111,298,763            173,879,305
(11/1/97-10/31/98)    (230,062,300)   (109,664,400)          (167,958,900)
---------------------------------------------------------------------------------------
5th Fiscal Year        109,817,914      30,394,471            253,302,748
(11/1/98-10/31/99)    (107,116,700)    (27,891,900)          (247,183,700)
---------------------------------------------------------------------------------------



Note: Shares have been sold in Japan since August 27, 1997.

II. OUTLINE OF THE FUND

1. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation formed on October 13, 1954.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

(B) Outline of the Supervisory Authority

Refer to I - l (B) Outline of the Supervisory Authority.

(C) Purpose of the Fund

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(D) History of the Fund

October 13, 1954:        Organization of the Fund as a
                         Massachusetts corporation.

August 13, 1982:         Organization of the Fund as a
                         Massachusetts business trust.
                         Adoption of the Agreement and
                         Declaration of Trust.

April 7, 1989:           Adoption of the Amended and Restated
                         Agreement and Declaration of Trust.

(E) Amount of Capital Stock

Not applicable.

(F) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and
(2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(G) Information Concerning Major Shareholders

Not applicable.

(H) Information Concerning Directors, Officers and Employees




(1) Trustees and Officers of the Fund                    (as of January 31, 2000)
------------------------------------------------------------------------------------
                                                                              Shares
Name                    Office and Title  Resume                              Owned
------------------------------------------------------------------------------------
George Putnam           Chairman and      present: Chairman and Director           0
                        President                  of Putnam Management
                                                   and Putnam Mutual
                                                   Funds Corp. Director,
                                                   Marsh & McLennan
                                                   Companies, Inc.
------------------------------------------------------------------------------------
William F. Pounds       Vice Chairman     present: Professor Emeritus of      31,478
                                                   Management, Alfred P.
                                                   Sloan School of
                                                   Management,
                                                   Massachusetts
                                                   Institute of
                                                   Technology
------------------------------------------------------------------------------------
Jameson Adkins Baxter   Trustee           present: President, Baxter           1,010
                                                   Associates, Inc.
------------------------------------------------------------------------------------
Hans H. Estin           Trustee           present: Vice Chairman, North          399
                                                   American Management
                                                   Corp.
------------------------------------------------------------------------------------
John A. Hill            Vice Chairman     present: Chairman and Managing         705
                                                   Director, First Reserve
                                                   Corporation
------------------------------------------------------------------------------------
Ronald J. Jackson       Trustee           present: Former Chairman,              461
                                                   President and Chief
                                                   Executive Officer of
                                                   Fisher-Price, Inc.,
                                                   Trustee of Salem Hospital
                                                   and the Peabody Essex
                                                   Museum
------------------------------------------------------------------------------------
Paul. L. Joskow         Trustee           present: Professor of Economics        159
                                                   and Management and former
                                                   Chairman of the Department
                                                   of Economics at the
                                                   Massachusetts Institute
                                                   of Technology, Director,
                                                   New England Electric
                                                   System, State Farm
                                                   Indemnity Company and
                                                   Whitehead Institute for
                                                   Biomedical Reserach
------------------------------------------------------------------------------------
Elizabeth T. Kennan     Trustee           present: President Emeritus and        268
                                                   Professor, Mount Holyoke
                                                   College
------------------------------------------------------------------------------------
Lawrence J. Lasser      Trustee and       present: President, Chief              173
                        Vice President             Executive Officer and
                                                   Director of Putnam
                                                   Investments, Inc. and
                                                   the Investment Management
                                                   Company Director, Marsh &
                                                   McLennan Companies, Inc.
------------------------------------------------------------------------------------
John H. Mullin, III     Trustee           present: Chairman and Chief            807
                                                   Executive Officer of
                                                   Ridgeway Farm, Director
                                                   of ACX Technologies,
                                                   Inc., Alex Brown Realty,
                                                   Inc. and The Liberty
                                                   Corporation
------------------------------------------------------------------------------------
Robert E. Patterson     Trustee           present: President and Trustee       1,122
                                                   of Cabot Industrial
                                                   Trust and Trustee of the
                                                   SEA Education Association
------------------------------------------------------------------------------------
George Putnam, III      Trustee           present: President, New              4,555
                                                   Generation Research, Inc.
------------------------------------------------------------------------------------
A.J.C. Smith            Trustee           present: Chairman and Chief            259
                                                   Executive Officer,
                                                   Marsh & McLennan
                                                   Companies, Inc.
------------------------------------------------------------------------------------
W. Thomas Stephens      Trustee           present: President and Chief           117
                                                   Executive Officer of
                                                   MacMillian Bloedel
                                                   Ltd., Director of
                                                   Mail-well Inc., Qwest
                                                   Communications, The Eagle
                                                   Picher Trust and New
                                                   Century Energies
------------------------------------------------------------------------------------
W. Nicholas Thorndike   Trustee           present: Director of various          17.3
                                                   corporations and
                                                   charitable
                                                   organizations, including
                                                   Data General Corporation,
                                                   Bradley Real Estate, Inc.
                                                   and Providence Journal Co.
                                                   Trustee of Cabot Industrial
                                                   Trust, Massachusetts
                                                   General Hospital and
                                                   Eastern Utilities
                                                   Associations
------------------------------------------------------------------------------------
Charles E. Porter       Executive Vice    present: Managing Director of            0
                        President                  Putnam Investments,
                                                   Inc. and Putnam
                                                   Investment Management
------------------------------------------------------------------------------------
Patricia C. Flaherty    Senior Vice       present: Senior Vice                     0
                        President                  President of Putnam
                                                   Investments, Inc.
                                                   and Putnam Investment
                                                   Management
------------------------------------------------------------------------------------
Gordon H. Silver        Vice President    present: Director and Senior             0
                                                   Managing Director of
                                                   Putnam Investments, Inc.
                                                   and Putnam Investment
                                                   Management
------------------------------------------------------------------------------------
John D. Hughes          Vice President    present: Senior Vice President           0
                        and Treasurer              of Putnam Investment
                                                   Management
------------------------------------------------------------------------------------
Ian C. Ferguson         Vice President    present: Senior Managing                 0
                                                   Director of Putnam
                                                   Investments, Inc. and
                                                   Putnam Investment
                                                   Management
------------------------------------------------------------------------------------
John R. Verani          Vice President    present: Senior Vice President           0
                                                   of Putnam Investment,
                                                   Inc. and Putnam
                                                   Investment Management
------------------------------------------------------------------------------------
Stephen Oristaglio      Vice President    present: Managing Director of            0
                                                   Putnam Investments,
                                                   Inc. and Putnam
                                                   Investment Management
------------------------------------------------------------------------------------
Edward H. D'Alelio      Vice President    present: Managing Director of            0
                                                   Putnam Investments, Inc.
                                                   and Putnam Investment
                                                   Management
------------------------------------------------------------------------------------
James M. Prusko         Vice President    present: Senior Vice President           0
                                                   of Putnam Investments,
                                                   Inc. and Putnam
                                                   Investment Management
------------------------------------------------------------------------------------



(2) Employees of the Fund

The Fund does not have any employees.

(I) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.

(J) Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, Inc. (Investment Management Company)

(A) Law of Place of Incorporation

Putnam is incorporated under the General Corporation Law of The
Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B) Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D) History of the Company

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. The firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $284 billion in assets and nearly 12 million shareholder accounts at January 31, 2000. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority state owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E) Amount of Capital Stock       (as of January 31, 2000)

1. Amount of Capital (issued capital stock at par value):
   Common Stock 1,000 shares at $1 par value

2. Number of authorized shares of capital stock:
   Common Stock 1,000 shares

3. Number of outstanding shares of capital stock:
   Common Stock 1,000 shares

4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                        Amount of Capital
Year             (Total Stockholders' Equity)
------           ----------------------------
End of 1995               $45,521,351

End of 1996               $45,817,658

End of 1997               $48,617,160

End of 1998              $425,782,007

End of 1999              $879,639,862

(F) Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The following officer and the Core Fixed Income Team of Investment Management Company have primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Prusko's length of service to the Fund and his experience as a portfolio manager or investment analyst over at least the last five years is shown:

                                       (as of January 31, 2000)
-------------------------------------------------------------------
Manager               Since     Experience
-------------------------------------------------------------------
James M. Prusko       2000      1992 - Present    Putnam Management.
Senior Vice President
-------------------------------------------------------------------

(G) Information Concerning Major Stockholders

As of the end of January, 2000, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc.
See subsection D above.

(H) Information Concerning Officers and Employees

The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists:
(i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

[See List of Officers and Directors as per attached.]


(I) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2000, Investment Management Company managed, advised, and/or administered the following 114 funds and fund portfolios (having an aggregate net asset value of nearly $284 billion):

[see Fund List as per attached.]


(J) Miscellaneous

1. Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

2. Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

3. Supervision by SEC of Changes in Directors and Certain Officers

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such directors and officers have willfully violated any provision of the federal securities law.

4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

b. Under the General Corporation Law of The Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

5. Litigation, etc.

There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the six-month period preceding the filing of this Registration Statement.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$42,918,520 (approximately [YEN] 4.6 billion) as of January 31, 2000

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B) Putnam Mutual Funds Corp. (the Principal Underwriter)

(1) Amount of Capital

U.S.$124,721,023 (approximately [YEN] 13.3 billion) as of the end of January,
2000

(2) Description of Business

Putnam Mutual Funds Corp. is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

(C) Kankaku Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital

[YEN] 76,052.37 million as of January 31, 2000

(2) Description of Business

Kankaku Securities Co., Ltd. is a diversified securities company in Japan. Kankaku Securities Co., Ltd. engages in handling the sales and redemptions of the fund shares for 4 offering foreign investment funds.

(3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Capital Relationships

100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.

(E) Interlocking Directors and Auditors

Names and functions of officers of the Fund who also are officers of the related companies are as follows:




                                                            (as of January 31, 2000)
----------------------------------------------------------------------------------------
Name of                                Investment             Transfer Agent and
Officer or                             Management             Shareholder Service
Trustee         Fund                   Company                Agent
----------------------------------------------------------------------------------------
George          Chairman, Trustee      Chairman and Director          None
Putnam          and President
----------------------------------------------------------------------------------------
Charles E.      Executive Vice         Managing Director              None
Porter          President
----------------------------------------------------------------------------------------
Patricia C.     Senior Vice            Senior Vice President          None
Flaherty        President
----------------------------------------------------------------------------------------
John D.         Senior Vice            Senior Vice President          None
Hughes          President and
                Treasurer
----------------------------------------------------------------------------------------
Lawrence J.     Trustee and Vice       President and CEO              None
Lasser          President
----------------------------------------------------------------------------------------
Gordon H.       Vice President         Senior Managing              Director
Silver                                 Director
----------------------------------------------------------------------------------------
Ian C.          Vice President         Senior Managing                None
Ferguson                               Director
----------------------------------------------------------------------------------------
Edward H.       Vice President         Managing Director              None
D'Alelio
----------------------------------------------------------------------------------------
Stephen         Vice President         Managing Director              None
Oristaglio
----------------------------------------------------------------------------------------
James M.        Vice President         Senior Vice                    None
Prusko                                 President
----------------------------------------------------------------------------------------



IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS


Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information for the year ended October 31, 1999 has been derived from the Fund's financial statements, which have been audited by KPMG LLP. Its report and the Fund's Financial statements are included in the Fund's annual report to shareholders, which is available upon request. The information for all years prior to the year ended October 31, 1999 has been derived from the Fund's financial statements, which have been audited by the Fund's previous independent accountants, PricewaterhouseCoopers LLP.



Financial highlights (For a share outstanding throughout the period)

                                                                           For the period
                                                                               Dec.14,
                                                 Year ended                    1994+
                                                 October 31                   Oct. 31
-------------------------------------------------------------------------------------
                                   1999        1998       1997       1996       1995
-------------------------------------------------------------------------------------
Class M
-------------------------------------------------------------------------------------
Net asset value,
beginning of period               $6.84       $7.11      $6.99      $7.04      $6.50
-------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------
Net investment income               .38(c)      .47(c)     .43        .44        .43
Net realized and
unrealized gain (loss)
on investments                     (.40)       (.28)       .16       (.04)       .54
-------------------------------------------------------------------------------------
Total from investment operations   (.02)        .19        .59        .40        .97
-------------------------------------------------------------------------------------
Less distributions:
From net investment income         (.38)       (.39)      (.43)      (.45)      (.43)
In excess of net investment        (.02)         --         --         --         --
From net realized gain on            --        (.04)      (.04)        --         --
From return of capital             (.01)       (.03)        --         --         --
-------------------------------------------------------------------------------------
Total distributions                (.41)       (.46)      (.47)      (.45)      (.43)
-------------------------------------------------------------------------------------
Net asset value,
end of period                     $6.41       $6.84      $7.11      $6.99      $7.04
-------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)         (.26)       2.58       8.74       5.92      15.43*
-------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $1,623,061  $1,188,620   $368,297    $18,937     $7,673
-------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (b)                 1.21        1.27       1.42       1.42       1.19*
Ratio of net investment
income to average net
assets (%)                         5.68        6.53       5.76       6.28       5.17*
Portfolio turnover (%)           209.02      257.12     265.71     213.46     169.29
-------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



[The following financial documents are omitted here.]

[Statement of assets and liabilities  October 31, 1999

Statement of operations  Year ended October 31, 1999

Statement of changes in net assets

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements  October 31, 1999

Portfolio of investments owned  October 31, 1999]

Statement of assets and liabilities  October 31, 1998

Statement of operations  Year ended October 31, 1998

Statement of changes in net assets

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements  October 31, 1998

Portfolio of investments owned  October 31, 1998

Statement of assets and liabilities  April 30, 1999 (unaudited)

Statement of operations  Six months ended April 30, 1999 (unaudited)

Statement of changes in net assets

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements  April 30, 1999 (unaudited)

Portfolio of investments owned  April 30, 1999 (unaudited)


2. CONDITION OF THE FUND

(a) Statement of Net Assets


                                       (As of January 31, 2000)
----------------------------------------------------------------
                          $                           \
----------------------------------------------------------------
                                                (in thousands)
a. Total Assets            3,404,790,215          364,312,553
----------------------------------------------------------------
b. Total Liabilities         174,064,736           18,624,927
----------------------------------------------------------------
c. Total Net Assets        3,230,725,479          345,687,626
              (a-b)
----------------------------------------------------------------
d. Total Number of Shares
   Outstanding

                 Class A.    164,592,506  Shares
                 Class B.     68,616,372  Shares
                 Class C.        619,286  Shares
                 Class M.    240,510,456  Shares
                 Class Y.     38,466,653  Shares
----------------------------------------------------------------
e. Net Asset Value
   per Share (c/d)

                 Class A.          $6.32           JPY 676.24
                 Class B.          $6.29           JPY 673.03
                 Class C.          $6.31           JPY 675.17
                 Class M.          $6.28           JPY 671.96
                 Class Y.          $6.34           JPY 678.38


[see Top 30 bonds]

V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

 (translated from the English source: omitted in English Translation)

VI. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

VII. REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

        March 16, 1999:     Securities Registration Statement

                            Annual Securities Report (the Fourth term)

                            Amendment to Securities Registration Statement

        March 26, 1999:     Amendment to Securities Registration Statement

        July 30, 1999:      Semi-annual Report (during the Fifth term)

                            Amendment to Securities Registration Statement










List of Officers and Directors of Putnam Investment Management, Inc.
                                          (as of January 31, 2000)

                             Position with
                             Putnam
Name                         Investment              Other Business Affiliation
                             Management,
                             Inc.
--------------------------------------------------------------------------------------
1.  Putnam, George           Chairman             Director of Putnam Mutual Funds Corp.
--------------------------------------------------------------------------------------
2.  Lasser, Lawrence J.      President and
                             Director, CEO
--------------------------------------------------------------------------------------
3.  Silver, Gordon H.        Director and         Director of Putnam Fiduciary
                             Senior Managing      Trust Company and Senior
                             Director             Managing Director of Putnam Mutual
                                                  Funds Corp.
--------------------------------------------------------------------------------------
4.  Collman, Kathleen M.     Senior Managing      Senior Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
5.  Ferguson, Ian C.         Senior Managing      Senior Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
6.  Oristaglio, Stephen M.   Senior Managing
                             Director
--------------------------------------------------------------------------------------
7.  Regan, Anthony W.        Senior Managing
                             Director
--------------------------------------------------------------------------------------
8.  Spiegel, Steven          Senior Managing      Senior Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
9.  Anderson, Blake E.       Managing
                             Director
--------------------------------------------------------------------------------------
10. Beck, Robert R.          Managing
                             Director
--------------------------------------------------------------------------------------
11. Boneparth, John F.       Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
12. Bresnahan, Leslee R.     Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
13. Browchuk, Brett C.       Managing
                             Director
--------------------------------------------------------------------------------------
14. Cassaro, Joseph A.       Managing
                             Director
--------------------------------------------------------------------------------------
15. Cotner, C. Beth          Managing
                             Director
--------------------------------------------------------------------------------------
16. Cronin, Kevin M.         Managing             Managing Director of Putnam
                             Director             Fiduciary Trust Company
--------------------------------------------------------------------------------------
17. D'Alelio, Edward H.      Managing
                             Director
--------------------------------------------------------------------------------------
18. Daly, Kenneth L.         Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
19. DeTore, John A.          Managing             Managing Director of Putnam
                             Director             Fiduciary Trust Company
--------------------------------------------------------------------------------------
20. Durgarian, Karnig H.     Managing             Director and Managing Director of
                             Director             Putnam Fiduciary Trust Company
--------------------------------------------------------------------------------------
21. Esteves, Irene M.        Managing             Director of Putnam Fiduciary
                             Director and         Trust Company
                             Chief Financial
                             Officer
--------------------------------------------------------------------------------------
22. Gillis, Roland           Managing
                             Director
--------------------------------------------------------------------------------------
23. Haslett, Thomas R.       Managing
                             Director
--------------------------------------------------------------------------------------
24. Holding, Pamela          Managing
                             Director
--------------------------------------------------------------------------------------
25. Hurley, William J.       Managing             Managing Director and CFO of
                             Director             Putnam Mutual Funds Corp.
--------------------------------------------------------------------------------------
26. Jacobs, Jerome J.        Managing
                             Director
--------------------------------------------------------------------------------------
27. Joseph, Joseph P.        Managing
                             Director
--------------------------------------------------------------------------------------
28. Kamshad, Omid            Managing
                             Director
--------------------------------------------------------------------------------------
29. Kanwal, Amrit            Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
30. King, David L.           Managing
                             Director
--------------------------------------------------------------------------------------
31. Kohli, D. William        Managing
                             Director
--------------------------------------------------------------------------------------
32. Kreisel, Anthony I.      Managing
                             Director
--------------------------------------------------------------------------------------
33. Kuenstner, Deborah F.    Managing
                             Director
--------------------------------------------------------------------------------------
34. Landes, William J.       Managing
                             Director
--------------------------------------------------------------------------------------
35. Leibovitch, Richard G.   Managing
                             Director
--------------------------------------------------------------------------------------
36. Leichter, Jennifer E.    Managing
                             Director
--------------------------------------------------------------------------------------
37. Lohr, Mark G.            Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
38. Maloney, Kevin J.        Managing
                             Director
--------------------------------------------------------------------------------------
39. Martens, Erwin W.        Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
40. Martino, Michael         Managing             Managing Director of Putnam
                             Director             Fiduciary Trust Company
--------------------------------------------------------------------------------------
41. Maxwell, Scott M.        Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
42. McMullen, Carol C.       Managing
                             Director
--------------------------------------------------------------------------------------
43. Memani, Krisha K.        Managing
                             Director
--------------------------------------------------------------------------------------
44. Miller, Daniel L.        Managing
                             Director
--------------------------------------------------------------------------------------
45. Miller, Jeffrey M.       Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
46. Morgan Jr., John J.      Managing             Managing Director of Putnam
                             Director             Fiduciary Trust Company
--------------------------------------------------------------------------------------
47. Morgan, Kelly A.         Managing
                             Director
--------------------------------------------------------------------------------------
48. Morris, Dirk             Managing
                             Director
--------------------------------------------------------------------------------------
49. Murphy, Jennifer P.      Managing
                             Director
--------------------------------------------------------------------------------------
50. Nagashima, Toshio        Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
51. Peacher, Stephen C.      Managing
                             Director
--------------------------------------------------------------------------------------
52. Peters, Jeffrey F.       Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
53. Pollard, Mark D.         Managing
                             Director
--------------------------------------------------------------------------------------
54. Porter, Charles E.       Managing
                             Director
--------------------------------------------------------------------------------------
55. Price, Quintin I.        Managing
                             Director
--------------------------------------------------------------------------------------
56. Reilly, Thomas V.        Managing
                             Director
--------------------------------------------------------------------------------------
57. Schultz, Mitchell D.     Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
58. Scott, Justin M.         Managing             Managing Director of Putnam
                             Director             Fiduciary Trust Company
--------------------------------------------------------------------------------------
59. Shadek Jr., Edward T.    Managing
                             Director
--------------------------------------------------------------------------------------
60. Starr, Loren M.          Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
61. Swift, Robert            Managing
                             Director
--------------------------------------------------------------------------------------
62. Talanian, John C.        Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
63. Tibbetts, Richard B.     Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
64. Waldman, David L.        Managing
                             Director
--------------------------------------------------------------------------------------
65. Warren, Paul C.          Managing
                             Director
--------------------------------------------------------------------------------------
66. Wetlaufer, Eric          Managing
                             Director
--------------------------------------------------------------------------------------
67. Woolverton, William H.   Managing             Managing Director of Putnam
                             Director             Mutual Funds Corp.
--------------------------------------------------------------------------------------
68. Allansmith, Lauren L.    Senior Vice
                             President
--------------------------------------------------------------------------------------
69. Arends, Michael K.       Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
70. Asher, Steven E.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
71. Atkin, Michael J.        Senior Vice
                             President
--------------------------------------------------------------------------------------
72. Augustine, Jeffrey B.    Senior Vice
                             President
--------------------------------------------------------------------------------------
73. Bakshi, Manjit S.        Senior Vice
                             President
--------------------------------------------------------------------------------------
74. Bamford, Dolores Snyder  Senior Vice
                             President
--------------------------------------------------------------------------------------
75. Bent, John J.            Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
76. Block, Richard L.        Senior Vice
                             President
--------------------------------------------------------------------------------------
77. Bloemker, Rob A.         Senior Vice
                             President
--------------------------------------------------------------------------------------
78. Boselli, John A.         Senior Vice
                             President
--------------------------------------------------------------------------------------
79. Bousa, Edward P.         Senior Vice
                             President
--------------------------------------------------------------------------------------
80. Bradford Jr., Linwood    Senior Vice          Senior Vice President of Putnam
    E.                       President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
81. Burke, Andrea            Senior Vice
                             President
--------------------------------------------------------------------------------------
82. Burns, Cheryl A.         Senior Vice
                             President
--------------------------------------------------------------------------------------
83. Byrne, Joshua L.         Senior Vice
                             President
--------------------------------------------------------------------------------------
84. Callahan, Ellen S.       Senior Vice
                             President
--------------------------------------------------------------------------------------
85. Carlson, David G.        Senior Vice
                             President
--------------------------------------------------------------------------------------
86. Chase, Mary Claire       Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
87. Chrostowski, Louis F.    Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
88. Crane, George H.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
89. Curran, Peter J.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
90. Dalferro, John R.        Senior Vice
                             President
--------------------------------------------------------------------------------------
91. Derbyshire, Ralph C.     Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
92. Dexter, Stephen P.       Senior Vice
                             President
--------------------------------------------------------------------------------------
93. Divney, Kevin M.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
94. Eigerman, Nathan W.      Senior Vice
                             President
--------------------------------------------------------------------------------------
95. Elavia, Tony H.          Senior Vice
                             President
--------------------------------------------------------------------------------------
96. England, Richard B.      Senior Vice
                             President
--------------------------------------------------------------------------------------
97. Epke, Laura L.           Senior Vice
                             President
--------------------------------------------------------------------------------------
98. Farrell, Deborah S.      Senior Vice
                             President
--------------------------------------------------------------------------------------
99. Flaherty, Patricia C.    Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
100.Fleisher, Peter M.       Senior Vice
                             President
--------------------------------------------------------------------------------------
101.Fontana, Forrest N.      Senior Vice
                             President
--------------------------------------------------------------------------------------
102.Francis, Jonathan H.     Senior Vice
                             President
--------------------------------------------------------------------------------------
103.Frost, Karen T.          Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
104.Frucci, Richard M.       Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
105.Gorman, Stephen A.       Senior Vice
                             President
--------------------------------------------------------------------------------------
106.Graham, Andrew           Senior Vice
                             President
--------------------------------------------------------------------------------------
107.Grant, Peter J.          Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
108.Graviere, Patrice        Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
109.Grim, Daniel J.          Senior Vice
                             President
--------------------------------------------------------------------------------------
110.Haagensen, Paul E.       Senior Vice
                             President
--------------------------------------------------------------------------------------
111.Hadas, Edward            Senior Vice
                             President
--------------------------------------------------------------------------------------
112.Hadden, Peter J.         Senior Vice
                             President
--------------------------------------------------------------------------------------
113.Halperin, Matthew C.     Senior Vice
                             President
--------------------------------------------------------------------------------------
114.Hamlin, David E.         Senior Vice
                             President
--------------------------------------------------------------------------------------
115.Harring, Linda           Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
116.Hart, Nigel P.           Senior Vice
                             President
--------------------------------------------------------------------------------------
117.Healey, Deborah R.       Senior Vice
                             President
--------------------------------------------------------------------------------------
118.Horwitz, Jonathan S.     Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
119.Hotchkiss, Michael F.    Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
120.Kaufman, Jeffrey         Senior Vice
                             President
--------------------------------------------------------------------------------------
121.Kay, Karen R.            Senior Vice          Clerk, Director and Senior Vice
                             President            President of Putnam Fiduciary Trust
                                                  Company
--------------------------------------------------------------------------------------
122.Kirson, Steven L.        Senior Vice
                             President
--------------------------------------------------------------------------------------
123.Knight, Jeffrey L.       Senior Vice
                             President
--------------------------------------------------------------------------------------
124.Koontz, Jill A.          Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
125.Korn, Karen R.           Senior Vice
                             President
--------------------------------------------------------------------------------------
126.Kurey, Thomas J.         Senior Vice
                             President
--------------------------------------------------------------------------------------
127.Lannum III, Coleman N.   Senior Vice
                             President
--------------------------------------------------------------------------------------
128.Lindsey, Jeffrey R.      Senior Vice
                             President
--------------------------------------------------------------------------------------
129.Lode, Geirulv            Senior Vice
                             President
--------------------------------------------------------------------------------------
130.Lomba, Rufino R.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
131.MacElwee, Jones,         Senior Vice
    Elizabeth M.             President
--------------------------------------------------------------------------------------
132.Madore, Robert A.        Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
133.Malloy, Julie M.         Senior Vice
                             President
--------------------------------------------------------------------------------------
134.Manuel Jr., Richard D.   Senior Vice
                             President
--------------------------------------------------------------------------------------
135.Marrkand, Paul E.        Senior Vice
                             President
--------------------------------------------------------------------------------------
136.Marshall, William L.     Senior Vice
                             President
--------------------------------------------------------------------------------------
137.Matteis, Andrew S.       Senior Vice
                             President
--------------------------------------------------------------------------------------
138.McDonald, Richard E.     Senior Vice
                             President
--------------------------------------------------------------------------------------
139.Meehan, Thalia           Senior Vice
                             President
--------------------------------------------------------------------------------------
140.Mehta, Sandeep           Senior Vice
                             President
--------------------------------------------------------------------------------------
141.Mockard, Jeanne L.       Senior Vice
                             President
--------------------------------------------------------------------------------------
142.Mufson, Michael J.       Senior Vice
                             President
--------------------------------------------------------------------------------------
143.Mullen, Donald E.        Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
144.Mullin, Hugh H.          Senior Vice
                             President
--------------------------------------------------------------------------------------
145.Murphy, Kevin F.         Senior Vice
                             President
--------------------------------------------------------------------------------------
146.Netols, Jeffrey W.       Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
147.Oler, Stephen S.         Senior Vice
                             President
--------------------------------------------------------------------------------------
148.Paine, Robert M.         Senior Vice
                             President
--------------------------------------------------------------------------------------
149.Parker, Margery C.       Senior Vice
                             President
--------------------------------------------------------------------------------------
150.Parr, Cynthia O.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
151.Perry, William           Senior Vice
                             President
--------------------------------------------------------------------------------------
152.Peters, Carmel           Senior Vice
                             President
--------------------------------------------------------------------------------------
153.Petralia, Randolph S.    Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
154.Plapinger, Keith         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
155.Pohl, Charles G.         Senior Vice
                             President
--------------------------------------------------------------------------------------
156.Prusko, James M.         Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
157.Puddle, David G.         Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
158.Quistberg, Paul T.       Senior Vice
                             President
--------------------------------------------------------------------------------------
159.Rogers, Kevin J.         Senior Vice
                             President
--------------------------------------------------------------------------------------
160.Ruys de Perez, Charles   Senior Vice          Senior Vice President of Putnam
    A.                       President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
161.Sai, Yumiko              Senior Vice
                             President
--------------------------------------------------------------------------------------
162.Santos, David J.         Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
163.Santosus, Anthony C.     Senior Vice
                             President
--------------------------------------------------------------------------------------
164.Schwister, Jay E.        Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
165.Scordato, Christine A.   Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
166.Selden, Denise D.        Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
167.Sievert, Jean I.         Senior Vice
                             President
--------------------------------------------------------------------------------------
168.Simon, Sheldon N.        Senior Vice
                             President
--------------------------------------------------------------------------------------
169.Simozar, Saied           Senior Vice
                             President
--------------------------------------------------------------------------------------
170.Smith Jr., Leo J.        Senior Vice
                             President
--------------------------------------------------------------------------------------
171.Smith, Margaret D.       Senior Vice
                             President
--------------------------------------------------------------------------------------
172.Spatz, Erin J.           Senior Vice
                             President
--------------------------------------------------------------------------------------
173.Spiers, John Graham      Senior Vice
                             President
--------------------------------------------------------------------------------------
174.Stack, Michael P.        Senior Vice
                             President
--------------------------------------------------------------------------------------
175.Stairs, George W.        Senior Vice
                             President
--------------------------------------------------------------------------------------
176.Strumpf, Casey           Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
177.Sugimoto, Toshifumi      Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
178.Sullivan, Roger R.       Senior Vice
                             President
--------------------------------------------------------------------------------------
179.Sullivan, William J.     Senior Vice
                             President
--------------------------------------------------------------------------------------
180.Suzuki, Toshimi          Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
181.Svensson, Lisa H.        Senior Vice
                             President
--------------------------------------------------------------------------------------
182.Swanberg, Charles H.     Senior Vice
                             President
--------------------------------------------------------------------------------------
183.Thomsen, Rosemary H.     Senior Vice          Senior Vice President of Putnam
                             President            Fiduciary Trust Company
--------------------------------------------------------------------------------------
184.Troped Blacker, Bonnie   Senior Vice          Senior Vice President of Putnam
    L.                       President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
185.Verani, John R.          Senior Vice          Senior Vice President of Putnam
                             President            Mutual Fiduciary Trust Company
--------------------------------------------------------------------------------------
186.Walsh, Francis P.        Senior Vice
                             President
--------------------------------------------------------------------------------------
187.Weinstein, Michael R.    Senior Vice
                             President
--------------------------------------------------------------------------------------
188.Weiss, Manuel            Senior Vice
                             President
--------------------------------------------------------------------------------------
189.Whalen, Edward F.        Senior Vice          Senior Vice President of Putnam
                             President            Mutual Funds Corp.
--------------------------------------------------------------------------------------
190.Wyke, Richard P.         Senior Vice
                             President
--------------------------------------------------------------------------------------
191.Yogg, Michael R.         Senior Vice
                             President
--------------------------------------------------------------------------------------








(b) Names of Major Portfolio Holdings other than Equity Shares (Top 30 Holdings)
                                                                                                     (As of January 31, 2000)
                                                                                             U.S. Dollar
Name of             Kind of                          Interest         Par Value        Acquisition     Current      Investment
Securities           Issue             Maturity      Rate (%)      Amount    currency     Cost          Value          Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------
 1. GNMA         U.S. Government      2016-2028        8        117,437,395   USD      122,365,356   117,182,205       3.63
 2. FNMA         U.S. Government         2004          6 1/2     91,292,000   USD       90,384,393    88,781,470       2.75
 3. GNMA         U.S. Government      2023-2028        7         86,753,864   USD       87,956,263    82,894,482       2.57
 4. FNMA         U.S. Government      2010-2029        6 1/2     61,658,825   USD       58,887,784    57,241,042       1.77
 5. FNMA         U.S. Government      2010-2030        7         49,962,574   USD       49,216,795    47,739,630       1.48
 6. FNMA         U.S. Government      2024-2029        8         44,281,446   USD       45,576,753    44,170,736       1.37
 7. GNMA         U.S. Government      2024-2029        6 1/2     46,822,063   USD       46,808,131    43,278,147       1.34
 8. FHLMC             CMO                2004          5         35,000,000   USD       34,952,902    32,375,000       1.00
 9. FNMA         U.S. Government      2023-2029        7 1/2     46,302,838   USD       32,559,154    32,161,131       1.00
10. FNMA         U.S. Government         2009          6 5/8     32,139,000   USD       30,664,066    30,557,118       0.95
11. TC1
Communications,
     Inc         Corporate Bonds         2015          8 3/4     26,180,000   USD       33,114,510    28,735,168       0.89
12. FHLMC        U.S. Government      2010-2011        5 1/2     29,469,638   USD       27,231,787    26,950,424       0.83
13. FHLMC
     TBA         U.S. Government         2029          6         28,750,000   USD       25,888,477    25,888,513       0.80
14. News America
     Holdings,
       Inc.      Corporate Bonds         2045          7 3/4     27,250,000   USD       27,890,333    25,205,705       0.78
15. TIAA Retail
    Commercial
  Mortgage Trust      CMO                2032          7.17      25,909,223   USD       25,725,086    25,160,285       0.78
16. American
    General
   Institute
     144A        Corporate Bonds         2046          8 1/8     24,700,000   USD       27,285,377    24,787,191       0.77
17.  U.S.
   Treasury
    Notes        U.S. Government         2009          6         25,950,000   USD       24,522,722    24,733,464       0.77
18. IBM Corp.    Corporate Bonds         2096          7 1/8     23,875,000   USD       24,655,767    21,954,973       0.68
19. BHAC Senior
     Mortgage    Foreign Bonds           2003          3.449     13,350,000   GBR       21,500,014    21,478,069       0.66
20. Criimi Mae
    Commercial
     Mortgage
      Trust           CMO                2011          7         25,535,000   USD       24,788,893    21,477,329       0.66
21. United Air
      Lines
      Corp.      Corporate Bonds         2021          9 3/4     19,490,000   USD       22,873,822    21,406,257       0.66
22.  Airbus
   Industries
     144A        Corporate Bonds         2020          8.027     20,785,000   USD       20,785,000    20,558,859       0.64
23. Provident
    Companies,
       Inc.      Corporate Bonds         2038          7.405     24,220,000   USD       23,262,049    20,537,107       0.64
24. Lehman
   Brothers
   Holdings,
      Inc.       Corporate Bonds         2003          6 1/4     21,170,000   USD       21,147,586    20,191,311       0.62
25.  Louis
    Dreyfus
    Natural
      Gas        Corporate Bonds         2007          6 7/8     22,335,000   USD       22,283,762    19,962,800       0.62
26.   U.S.
    Treasury
     Bonds       U.S. Government         2029          6 1/8     20,825,000   USD       19,463,309    19,822,693       0.61
27. Quebec
 (Province of)   Foreign Bonds           2009          5 3/4     22,675,000   USD       22,571,859    19,786,432       0.61
28. Peoples
Bank- Bridgeport Corporate Bonds         2006          7.2       21,315,000   USD       21,546,464    19,651,791       0.61
29. Union Oil
   Company of
   California    Corporate Bonds         2029          7 1/2     19,020,000   USD       18,732,431    17,804,812       0.55
30. Sun Life
 Canaca Capital
  Trust 144A     Corporate Bonds         2049          8.526     18,991,000   USD       20,602,319    17,627,446       0.55









(?)????????????????(??30??)
????.????. ???? ???? ???? ???? ???? ???? ???? ???? ????

                                                                                                                  (2000?1?????)

                                                                                                       ? ? ? ?
          ? ?                   ? ?           ? ? ?       ? ?              ? ? ? ?           ? ? ? ?              ? ?      ? ?
                                                           (%)                                                             (%)
--------------------------------------------------------------------------------------------------------------------------------
 1. GNMA                      ? ? ? ? ?     2016-2028       8            ######### ???   122,365,356      117,182,205      3.63
 2. FNMA                      ? ? ? ? ?       2004          6 1/2       91,292,000 ???    90,384,393       88,781,470      2.75
 3. GNMA                      ? ? ? ? ?     2023-2028       7           86,753,864 ???    87,956,263       82,894,482      2.57
 4. FNMA                      ? ? ? ? ?     2010-2029       6 1/2       61,658,825 ???    58,887,784       57,241,042      1.77
 5. FNMA                      ? ? ? ? ?     2010-2030       7           49,962,574 ???    49,216,795       47,739,630      1.48
 6. FNMA                      ? ? ? ? ?     2024-2029       8           44,281,446 ???    45,576,753       44,170,736      1.37
 7. GNMA                      ? ? ? ? ?     2024-2029       6 1/2       46,822,063 ???    46,808,131       43,278,147      1.34
 8. FHLMC                     ??????????      2004          5           35,000,000 ???    34,952,902       32,375,000      1.00
 9. FNMA                      ? ? ? ? ?     2023-2029       7 1/2       46,302,838 ???    32,559,154       32,161,131      1.00
10. FNMA                      ? ? ? ? ?       2009          6 5/8       32,139,000 ???    30,664,066       30,557,118      0.95
11. TC1 Communications, Inc     ?   ?         2015          8 3/4       26,180,000 ???    33,114,510       28,735,168      0.89
12. FHLMC                     ? ? ? ? ?     2010-2011       5 1/2       29,469,638 ???    27,231,787       26,950,424      0.83
13. FHLMC TBA                 ? ? ? ? ?       2029          6           28,750,000 ???    25,888,477       25,888,513      0.80
14. News America Holdings,
      Inc.                      ?   ?         2045          7 3/4       27,250,000 ???    27,890,333       25,205,705      0.78
15. TIAA Retail Commercial
      Mortgage Trust          ??????????      2032          7.17        25,909,223 ???    25,725,086       25,160,285      0.78
16. American General
     Institute 144A             ?   ?         2046          8 1/8       24,700,000 ???    27,285,377       24,787,191      0.77
17. U.S. Treasury Notes       ? ? ? ? ?       2009          6           25,950,000 ???    24,522,722       24,733,464      0.77
18. IBM Corp.                   ?   ?         2096          7 1/8       23,875,000 ???    24,655,767       21,954,973      0.68
19. BHAC Senior Mortgage       ?  ?  ?        2003          3.449       13,350,000 ????   21,500,014       21,478,069      0.66
20. Criimi Mae Commercial
     Mortgage Trust           ??????????      2011          7           25,535,000 ???    24,788,893       21,477,329      0.66
21. United Air Lines Corp.      ?   ?         2021          9 3/4       19,490,000 ???    22,873,822       21,406,257      0.66
22. Airbus Industries 144A      ?   ?         2020          8.027       20,785,000 ???    20,785,000       20,558,859      0.64
23. Provident Companies, Inc    ?   ?         2038          7.405       24,220,000 ???    23,262,049       20,537,107      0.64
24. Lehman Brothers Holdings,
     Inc.                       ?   ?         2003          6 1/4       21,170,000 ???    21,147,586       20,191,311      0.62
25. Louis Dreyfus Natural Gas   ?   ?         2007          6 7/8       22,335,000 ???    22,283,762       19,962,800      0.62
26. U.S. Treasury Bonds       ? ? ? ? ?       2029          6 1/8       20,825,000 ???    19,463,309       19,822,693      0.61
27. Quebec (Province of)       ?  ?  ?        2009          5 3/4       22,675,000 ???    22,571,859       19,786,432      0.61
28. Peoples Bank- Bridgeport    ?   ?         2006          7.2         21,315,000 ???    21,546,464       19,651,791      0.61
29. Union Oil Company of
     California                 ?   ?         2029          7 1/2       19,020,000 ???    18,732,431       17,804,812      0.55
30. Sun Life Canaca Capital
     Trust 144A                 ?   ?         2049          8.526       18,991,000 ???    20,602,319       17,627,446      0.55









                                                               (As of January 31, 2000)

                                                                  Total Net   Net Asset
           Name                  Year/Month/Day   Principal      Asset Value  Value per
                                  Established  Characteristics   ($million)   share ($)
---------------------------------------------------------------------------------------
  1  The George Putnam
     Fund of Boston; A              11/5/37     Open/Equity      3,425.61      15.91
  2  The George Putnam
     Fund of Boston; B              4/24/92     Open/Equity      1,399.21      15.76
  3  The George Putnam
     Fund of Boston; M              12/1/94     Open/Equity        255.96      15.77
  4  The George Putnam
     Fund of Boston; Y               1/1/94     Open/Equity        735.21      15.95
  5  Putnam American
     Government Income Fund; A       3/1/85     Open/Bond        1,449.27       8.15
  6  Putnam American
     Government Income Fund; B      5/20/94     Open/Bond          134.79       8.11
  7  Putnam American
     Government Income Fund; M      2/14/95     Open/Bond            6.91       8.17
  8  Putnam Asia Pacific
     Growth Fund; A                 2/20/91     Open/Equity        333.13      17.06
  9  Putnam Asia Pacific
     Growth Fund; B                  6/1/93     Open/Equity        296.79      16.72
 10  Putnam Asia Pacific
     Growth Fund; M                  2/1/95     Open/Equity         20.36      16.90
 11  Putnam Asia Pacific
     Fund II                        3/23/98     Open/Equity          4.10      14.04
 12  Putnam Asset Allocation:
     Balanced Portfolio; A           2/7/94     Open/Balanced    1,019.75      12.51
 13  Putnam Asset Allocation:
     Balanced Portfolio; B          2/11/94     Open/Balanced      579.30      12.43
 14  Putnam Asset Allocation:
     Balanced Portfolio; C           9/1/94     Open/Balanced      133.65      12.36
 15  Putnam Asset Allocation:
     Balanced Portfolio; M           2/6/95     Open/Balanced       71.34      12.48
 16  Putnam Asset Allocation:
     Balanced Portfolio; Y          7/14/94     Open/Balanced      494.14      12.52
 17  Putnam Asset Allocation :
     Conservative Portfolio; A       2/7/94     Open/Balanced      396.39      10.38
 18  Putnam Asset Allocation :
     Conservative Portfolio; B      2/18/94     Open/Balanced      188.34      10.33
 19  Putnam Asset Allocation :
     Conservative Portfolio; C       9/1/94     Open/Balanced       47.56      10.31
 20  Putnam Asset Allocation :
     Conservative Portfolio; M       2/7/95     Open/Balanced       26.88      10.34
 21  Putnam Asset Allocation :
     Conservative Portfolio; Y      7/14/94     Open/Balanced      113.96      10.40
 22  Putnam Asset Allocation:
     Growth Portfolio; A             2/8/94     Open/Balanced      781.96      14.61
 23  Putnam Asset Allocation:
     Growth Portfolio; B            2/16/94     Open/Balanced      524.95      14.41
 24  Putnam Asset Allocation:
     Growth Portfolio; C             9/1/94     Open/Balanced      126.63      14.28
 25  Putnam Asset Allocation:
     Growth Portfolio; M             2/1/95     Open/Balanced       67.69      14.43
 26  Putnam Asset Allocation:
     Growth Portfolio; Y            7/14/94     Open/Balanced      464.06      14.69
 27  Putnam Arizona Tax
     Exempt Income Fund; A          1/30/91     Open/Bond           91.97       8.49
 28  Putnam Arizona Tax
     Exempt Income Fund; B          7/15/93     Open/Bond           29.60       8.48
 29  Putnam Arizona Tax
     Exempt Income Fund; M           7/3/95     Open/Bond            0.85       8.50
 30  Putnam Balanced Fund           10/2/95     Open/Balanced        5.03      13.03
 31  Putnam Balanced
     Retirement Fund; A             4/19/85     Open/Balanced      582.67       9.64
 32  Putnam Balanced
     Retirement Fund; B              2/1/94     Open/Balanced      172.55       9.54
 33  Putnam Balanced
     Retirement Fund; M             3/17/95     Open/Balanced       13.96       9.58
 34  Putnam Balanced
     Retirement Fund; Y              1/4/99     Open/Balanced        3.07       9.64
 35  Putnam California
     Investment Grade
     Municipal Trust               11/27/92     Closed/Bond         64.38      13.97
 36  Putnam California Tax
     Exempt Income Fund; A          4/29/83     Open/Bond        2,531.76       7.95
 37  Putnam California Tax
     Exempt Income Fund; B           1/4/93     Open/Bond          556.40       7.94
 38  Putnam California Tax
     Exempt Income Fund; M          2/14/95     Open/Bond           13.65       7.94
 39  Putnam California Tax
     Exempt Money Market Fund      10/26/87     Open/Bond           27.90       1.00
 40  Putnam Capital
     Opportunities Fund; A           8/5/93     Open/Equity         79.70       9.66
 41  Putnam Capital
     Opportunities Fund; B          11/2/94     Open/Equity         85.46       9.57
 42  Putnam Capital
     Opportunities Fund; M          1/22/96     Open/Equity          6.13       9.59
 43  Putnam Capital
     Appreciation Fund; A            8/5/93     Open/Equity      1,107.15      24.77
 44  Putnam Capital
     Appreciation Fund; B           11/2/94     Open/Equity      1,178.16      24.45
 45  Putnam Capital
     Appreciation Fund; M           1/22/96     Open/Equity         77.26      24.51
 46  Putnam Convertible
     Opportunity and Income
     Trust                          6/29/95     Closed/Bond         86.65      23.34
 47  Putnam Convertible
     Income-Growth Trust; A         6/29/72     Open/Balanced    1,013.96      19.55
 48  Putnam Convertible
     Income-Growth Trust; B         7/15/93     Open/Balanced      278.48      19.29
 49  Putnam Convertible
     Income-Growth Trust; M         3/13/95     Open/Balanced       16.61      19.42
 50  Putnam Convertible
     Income-Growth Trust; Y        12/30/98     Open/Balanced       64.07      19.56
 51  Putnam Dividend Income
     Fund                           9/28/89     Closed/Bond        116.92      10.80
 52  Putnam Diversified
     Income Trust; A                10/3/88     Open/Bond        1,375.38      10.60
 53  Putnam Diversified
     Income Trust; B                 3/1/93     Open/Bond        1,570.89      10.55
 54  Putnam Diversified
     Income Trust; C                 2/1/99     Open/Bond            8.06      10.57
 55  Putnam Diversified
     Income Trust; M                12/1/94     Open/Bond        1,055.37      10.55
 56  Putnam Diversified
     Income Trust ; Y               7/11/96     Open/Bond           13.89      10.61
 57  Putnam Emerging Markets
     Fund; A                        10/2/95     Open/Equity         90.53      12.37
 58  Putnam Emerging Markets
     Fund; B                        10/2/95     Open/Equity         62.48      12.26
 59  Putnam Emerging Markets
     Fund; M                        10/2/95     Open/Equity          5.35      12.30
 60  Putnam Equity Fund 98         12/30/97     Open/Equity         21.02      24.82
 61  Putnam Equity Income
     Fund; A                        6/15/77     Open/Balanced    1,061.00      13.48
 62  Putnam Equity Income
     Fund; B                        9/13/93     Open/Balanced      547.72      13.38
 63  Putnam Equity Income
     Fund; C                         2/1/99     Open/Balanced       12.45      13.44
 64  Putnam Equity Income
     Fund; M                        12/2/94     Open/Balanced       54.87      13.39
 65  Putnam Europe Growth
     Fund; A                         9/7/90     Open/Equity        959.94      25.19
 66  Putnam Europe Growth
     Fund; B                         2/1/94     Open/Equity        866.59      24.58
 67  Putnam Europe Growth
     Fund; M                        12/1/94     Open/Equity         79.17      25.04
 68  Putnam Florida Tax
     Exempt Income Fund; A          8/24/90     Open/Bond          202.29       8.57
 69  Putnam Florida Tax
     Exempt Income Fund; B           1/4/93     Open/Bond           73.66       8.57
 70  Putnam Florida Tax
     Exempt Income Fund; M           5/1/95     Open/Bond            0.64       8.57
 71  Putnam Global Natural
     Resources Fund; A              7/24/80     Open/Equity        176.77      18.62
 72  Putnam Global Natural
     Resources Fund; B               2/1/94     Open/Equity        129.01      18.35
 73  Putnam Global Natural
     Resources Fund; M               7/3/95     Open/Equity          6.06      18.53
 74  Putnam Global Equity
     Trust; A                        7/1/94     Open/Equity        548.06      17.48
 75  Putnam Global Equity
     Trust; B                        7/2/94     Open/Equity        631.90      17.14
 76  Putnam Global Equity
     Trust; C                        2/1/99     Open/Equity         19.65      17.39
 77  Putnam Global Equity
     Trust; M                        7/3/95     Open/Equity         52.60      17.26
 78  Putnam Global Growth
     and Income Fund; A              1/3/95     Open/Equity         40.60      13.00
 79  Putnam Global Growth
     and Income Fund; B              1/3/95     Open/Equity         31.73      12.87
 80  Putnam Global Growth
     and Income Fund; M              1/3/95     Open/Equity          2.98      12.93
 81  Putnam Global
     Governmental Income
     Trust; A                        6/1/87     Open/Bond          113.92      11.32
 81  Putnam Global
     Governmental Income
     Trust; B                        2/1/94     Open/Bond           26.90      11.29
 82  Putnam Global
     Governmental Income
     Trust; C                       7/26/99     Open/Bond            0.06      11.31
 83  Putnam Global
     Governmental Income
     Trust; M                       3/17/95     Open/Bond          179.71      11.27
 84  Putnam Global Growth
     Fund; A                         9/1/67     Open/Equity      5,675.61      17.12
 85  Putnam Global Growth
     Fund; B                        4/27/92     Open/Equity      2,404.81      16.28
 86  Putnam Global Growth
     Fund; C                         2/1/99     Open/Equity         36.94      16.98
 87  Putnam Global Growth
     Fund; M                         3/1/95     Open/Equity         98.15      16.89
 88  Putnam Global Growth
     Fund; Y                        6/15/94     Open/Equity        278.21      17.45
 89  Putnam Growth and
     Income Fund II; A               1/5/95     Open/Balanced    1,122.10      11.91
 90  Putnam Growth and
     Income Fund II; B               1/5/95     Open/Balanced    1,226.83      11.80
 91  Putnam Growth and
     Income Fund II; C               2/1/99     Open/Balanced       32.40      11.88
 92  Putnam Growth and
     Income Fund II; M               1/5/95     Open/Balanced      143.97      11.84
 93  The Putnam Fund for
     Growth and Income; A           11/6/57     Open/Balanced   19,958.16      18.13
 94  The Putnam Fund for
     Growth and Income; B           4/27/92     Open/Balanced   12,267.48      17.87
 95  The Putnam Fund for
     Growth and Income; M            5/1/95     Open/Balanced      418.76      18.00
 96  The Putnam Fund for
     Growth and Income; Y           6/15/94     Open/Balanced    1,474.55      18.16
 97  Putnam Growth Fund              5/1/98     Open/Equity          3.74      13.75
 98  Putnam Growth
     Opportunities; A               10/2/95     Open/Equity      2,386.87      28.37
 99  Putnam Growth
     Opportunities; B                8/1/97     Open/Equity      2,741.63      27.87
100  Putnam Growth
     Opportunities; C                2/1/99     Open/Equity        183.59      28.22
101  Putnam Growth
     Opportunities; M                8/1/97     Open/Equity        142.58      28.03
102  Putnam High Income
     Convertible and Bond
     Fund                            7/9/87     Closed/Bond        111.93       8.18
103  Putnam High Yield
     Advantage Fund; A              3/25/86     Open/Bond          900.45       7.74
104  Putnam High Yield
     Advantage Fund; B              5/16/94     Open/Bond          744.99       7.71
105  Putnam High Yield
     Advantage Fund; M              12/1/94     Open/Bond          785.65       7.73
106  Putnam High Yield
     Advantage Fund; Y             12/30/98     Open/Bond            8.94       7.75
107  Putnam High Yield
     Fund II; A                    12/31/97     Open/Bond          569.79       7.31
108  Putnam High Yield
     Fund II; B                    12/31/97     Open/Bond          817.92       7.32
109  Putnam High Yield
     Fund II; M                    12/31/97     Open/Bond           37.69       7.32
110  Putnam High Yield
     Trust; A                       2/14/78     Open/Bond        2,356.57      10.27
111  Putnam High Yield
     Trust; B                        3/1/93     Open/Bond          518.29      10.23
112  Putnam High Yield
     Trust; M                        7/3/95     Open/Bond           13.04      10.27
113  Putnam High Yield
     Trust; Y                      12/30/98     Open/Bond           18.19      10.27
114  Putnam Health Sciences
     Trust; A                       5/28/82     Open/Equity      3,041.19      65.51
115  Putnam Health Sciences
     Trust; B                       3/1/93      Open/Equity      2,197.69      62.51
116  Putnam Health Sciences
     Trust; M                       7/3/95      Open/Equity         92.50      64.22
117  Putnam High Yield
     Municipal Trust               5/25/89      Closed/Bond        181.93       8.21
118  Putnam Income Fund; A         11/1/54      Open/Bond        1,040.17       6.32
119  Putnam Income Fund; B          3/1/93      Open/Bond          431.33       6.29
120  Putnam Income Fund; C         7/26/99      Open/Bond          247.65       6.31
121  Putnam Income Fund; M        12/14/94      Open/Bond        1,511.58       6.28
122  Putnam Income Fund; Y         2/12/94      Open/Bond          243.74       6.34
123  Putnam Intermediate
     U.S. Government
     Income Fund; A                2/16/93      Open/Bond          230.87       4.73
124  Putnam Intermediate
     U.S. Government
     Income Fund; B                2/16/93      Open/Bond          120.67       4.74
125  Putnam Intermediate
     U.S. Government
     Income Fund; M                 4/3/95      Open/Bond           10.52       4.74
126  Putnam Intermediate
     U.S. Government
     Income Fund; Y                10/1/97      Open/Bond          110.52       4.72
127  Putnam International
     Fund                         12/28/95      Open/Equity          6.05      12.74
128  Putnam International
     Growth and
     Income Fund;  A                8/1/96      Open/Equity        508.93      11.56
129  Putnam International
     Growth and
     Income Fund;  B                8/1/96      Open/Equity        459.67      11.44
130  Putnam International
     Growth and
     Income Fund; C                 2/1/99      Open/Equity         17.28      11.52
131  Putnam International
     Growth and
     Income Fund;  M                8/1/96      Open/Equity         38.35      11.52
132  Putnam International
     Growth Fund; A                2/28/91      Open/Equity      5,163.92      28.27
133  Putnam International
     Growth Fund; B                 6/1/94      Open/Equity      2,966.39      27.70
134  Putnam International
     Growth Fund; M                12/1/94      Open/Equity        322.98      28.04
135  Putnam International
     Growth Fund; Y                7/12/96      Open/Equity        713.65      28.38
136  Putnam International
     New Opportunities Fund; A      1/3/95      Open/Equity      1,525.99      23.73
137  Putnam International
     New Opportunities Fund; B     7/21/95      Open/Equity      1,648.98      23.00
138  Putnam International
     New Opportunities Fund; C      2/1/99      Open/Equity         30.65      23.57
139  Putnam International
     New Opportunities Fund; M     7/21/95      Open/Equity        130.60      23.29
140  Putnam International
     Voyager Fund;  A             12/28/95      Open/Equity        650.63      26.48
141  Putnam International
     Voyager Fund;  B             10/30/96      Open/Equity        480.29      26.14
142  Putnam International
     Voyager Fund;  M             10/30/96      Open/Equity         48.25      26.29
143  Putnam Investment Grade
     Municipal Trust I            10/26/89      Closed/Bond        216.80      10.30
144  Putnam Investment Grade
     Municipal Trust II           11/27/92      Closed/Bond        163.81      12.26
145  Putnam Investment Grade
     Municipal Trust III          11/29/93      Closed/Bond         47.53      11.86
146  Putnam Investors Fund; A      12/1/25      Open/Equity      7,619.20      17.97
147  Putnam Investors Fund; B       3/1/93      Open/Equity      4,087.44      17.09
148  Putnam Investors Fund; M      12/2/94      Open/Equity        255.02      17.57
149  Putnam Investors Fund; Y       1/7/97      Open/Equity      1,148.52      18.07
150  Putnam Latin America Fund     3/23/98      Open/Equity          2.55       8.35
151  Putnam Massachusetts
     Tax Exempt Income Fund; A    10/23/89      Open/Bond          260.70       8.69
152  Putnam Massachusetts
     Tax Exempt Income Fund; B     7/15/93      Open/Bond          112.24       8.68
153  Putnam Massachusetts
     Tax Exempt Income Fund; M     5/12/95      Open/Bond            4.95       8.68
154  Putnam Master Income Trust    4/29/88      Closed/Bond        406.70       7.66
155  Putnam Managed High
     Yield Trust                   6/25/93      Closed/Bond         87.24      11.62
156  Putnam Michigan
     Tax Exempt Income Fund; A    10/23/89      Open/Bond          121.68       8.33
157  Putnam Michigan
     Tax Exempt Income Fund; B     7/15/93      Open/Bond           40.06       8.32
158  Putnam Michigan
     Tax Exempt Income Fund; M     4/17/95      Open/Bond            1.91       8.33
159  Putnam Mid-Cap Value Fund     11/1/99      Open/Balanced        3.04       8.38
160  Putnam Minnesota
     Tax Exempt Income Fund; A    10/23/89      Open/Bond           87.93       8.29
161  Putnam Minnesota
     Tax Exempt Income Fund; B     7/15/93      Open/Bond           46.43       8.27
162  Putnam Minnesota
     Tax Exempt Income Fund; M      4/3/95      Open/Bond            2.18       8.29
163  Putnam Managed Municipal
     Income Trust                  2/24/89      Closed/Bond        391.68       8.39
164  Putnam Money Market
     Fund; A                       10/1/76      Open/Bond        3,760.34       1.00
165  Putnam Money Market
     Fund; B                       4/27/92      Open/Bond          890.35       1.00
166  Putnam Money Market
     Fund; C                        2/1/99      Open/Bond           14.83       1.00
167  Putnam Money Market
     Fund; M                       12/8/94      Open/Bond          126.43       1.00
168  Putnam Master Intermediate
     Income Trust                  4/29/88      Closed/Bond        744.69       7.44
169  Putnam Municipal Income
     Fund; A                       5/22/89      Open/Bond          710.07       8.39
170  Putnam Municipal Income
     Fund; B                        1/4/93      Open/Bond          426.57       8.38
171  Putnam Municipal Income
     Fund; C                        2/1/99      Open/Bond            8.55       8.38
172  Putnam Municipal Income
     Fund; M                       12/1/94      Open/Bond           13.33       8.38
173  Putnam Municipal
     Opportunities Trust           5/28/93      Closed/Bond        198.27      12.27
174  Putnam New Century
     Growth Fund; A                1/21/00      Open/Equity        105.75      25.35
175  Putnam New Century
     Growth Fund; B                1/21/00      Open/Equity         55.99      25.35
176  Putnam New Century
     Growth Fund; C                1/21/00      Open/Equity         10.17      25.35
177  Putnam New Century
     Growth Fund; M                1/21/00      Open/Equity          3.67      25.35
178  Putnam New Opportunities
     Fund; A                       8/31/90      Open/Equity     18,256.93      89.00
179  Putnam New Opportunities
     Fund; B                        3/1/93      Open/Equity     11,905.15      84.11
180  Putnam New Opportunities
     Fund; M                       12/1/94      Open/Equity        710.99      86.44
181  Putnam New Opportunities
     Fund; Y                       7/19/94      Open/Equity      1,718.21      90.45
182  Putnam New Value
     Fund;  A                       1/3/96      Open/Equity        318.24      11.39
183  Putnam New Value
     Fund;  B                      2/26/96      Open/Equity        315.70      11.30
184  Putnam New Value
     Fund;  M                      2/26/96      Open/Equity         29.36      11.35
185  Putnam New Jersey
     Tax Exempt Income
     Fund; A                       2/20/90      Open/Bond          181.27       8.44
186  Putnam New Jersey
     Tax Exempt Income
     Fund; B                        1/4/93      Open/Bond           87.78       8.43
187  Putnam New Jersey
     Tax Exempt Income
     Fund; M                        5/1/95      Open/Bond            0.89       8.44
188  Putnam New York
     Investment Grade
     Municipal Trust              11/27/92      Closed/Bond         36.08      12.67
189  Putnam New York
     Tax Exempt Income
     Fund; A                        9/2/83      Open/Bond        1,305.37       8.12
190  Putnam New York
     Tax Exempt Income
     Fund; B                        1/4/93      Open/Bond          180.38       8.11
191  Putnam New York
     Tax Exempt Income
     Fund; M                       4/10/95      Open/Bond            1.73       8.13
192  Putnam New York
     Tax Exempt Money
     Market Fund                  10/26/87      Open/Bond           38.95       1.00
193  Putnam New York
     Tax Exempt
     Opportunities Fund; A         11/7/90      Open/Bond          133.36       8.25
194  Putnam New York
     Tax Exempt
     Opportunities Fund; B          2/1/94      Open/Bond           60.33       8.25
195  Putnam New York
     Tax Exempt
     Opportunities Fund; M         2/10/95      Open/Bond            2.19       8.24
196  Putnam Ohio Tax
     Exempt Income Fund; A        10/23/89      Open/Bond          158.82       8.26
197  Putnam Ohio Tax Exempt
     Income Fund; B                7/15/93      Open/Bond           50.21       8.25
198  Putnam Ohio Tax Exempt
     Income Fund; M                4/3/95       Open/Bond            1.70       8.26
199  Putnam OTC & Emerging
     Growth Fund; A               11/1/82       Open/Equity      6,283.78      37.74
200  Putnam OTC & Emerging
     Growth Fund; B               7/15/93       Open/Equity      2,846.68      35.54
201  Putnam OTC & Emerging
     Growth Fund; M               12/2/94       Open/Equity        688.10      36.58
202  Putnam OTC & Emerging
     Growth Fund; Y               7/12/96       Open/Equity        534.03      38.16
203  Putnam Pennsylvania
     Tax Exempt Income
     Fund; A                      7/21/89       Open/Bond          148.37       8.31
204  Putnam Pennsylvania
     Tax Exempt Income
     Fund; B                      7/15/93       Open/Bond           80.82       8.30
205  Putnam Pennsylvania
     Tax Exempt Income
     Fund; M                       7/3/95       Open/Bond            2.54       8.32
206  Putnam Preferred
     Income Fund; A                1/4/84       Open/Bond           98.17       8.21
207  Putnam Preferred
     Income Fund; M               4/20/95       Open/Bond           10.13       8.19
208  Putnam Premier
     Income Trust                1995/2/29      Closed/Bond      1,036.66       7.35
209  Putnam Research
     Fund;  A                     10/2/95       Open/Equity        682.63      17.51
210  Putnam Research Fund; B      6/15/98       Open/Equity        730.81      17.28
211  Putnam Research Fund; C       2/1/99       Open/Equity         64.62      17.39
212  Putnam Research Fund; M      6/15/98       Open/Equity         55.00      17.36
213  Putnam S&P 500 Fund           1/4/94       Open/Equity      2,721.69      33.18
214  Putnam Small Cap Value
     Fund; A                      4/12/99       Open/Equity         74.11       9.46
215  Putnam Small Cap Value
     Fund; B                       5/3/99       Open/Equity         49.70       9.42
216  Putnam Strategic Income
     Fund; A                      2/19/95       Open/Bond           78.05       7.15
217  Putnam Strategic Income
     Fund; B                      2/19/96       Open/Bond          121.82       7.15
218  Putnam Strategic Income
     Fund; C                       2/1/99       Open/Bond            5.43       7.17
219  Putnam Strategic Income
     Fund; M                      2/19/96       Open/Bond            8.19       7.14
220  Putnam Tax Smart Equity
     Fund; A                       7/1/99       Open/Equity         94.84      10.06
221  Putnam Tax Smart Equity
     Fund; B                      10/1/99       Open/Equity        101.75      10.04
222  Putnam Tax Smart Equity
     Fund; C                      10/1/99       Open/Equity         26.32      10.04
223  Putnam Tax Exempt
     Income Fund; A              12/31/76       Open/Bond        1,594.92       8.27
224  Putnam Tax Exempt
     Income Fund; B                1/4/93       Open/Bond          200.75       8.26
225  Putnam Tax Exempt
     Income Fund; M               2/16/95       Open/Bond            9.27       8.29
226  Putnam Tax Exempt
     Money Market Fund           10/26/87       Open/Bond          100.58       1.00
227  Putnam Tax - Free
     Health Care Fund             6/29/92       Closed/Bond        182.93      13.25
228  Putnam Tax - Free
     Income Trust
     Tax - Free High
     Yield Fund; A                9/20/93       Open/Bond        1,127.70      13.23
229  Putnam Tax - Free
     Income Trust
     Tax - Free High
     Yield Fund B                  9/9/85       Open/Bond          521.39      13.25
230  Putnam Tax - Free
     Income Trust
     Tax - Free High
     Yield Fund C                  2/1/99       Open/Bond            3.12      13.23
231  Putnam Tax - Free
     Income Trust
     Tax - Free High
     Yield Fund M                12/29/94       Open/Bond           19.46      13.24
232  Putnam Tax - Free
     Income Trust
     Tax - Free Insured
     Fund; A                      9/30/93       Open/Bond          235.97      13.93
233  Putnam Tax - Free
     Income Trust
     Tax - Free Insured
     Fund; B                       9/9/85       Open/Bond          272.53      13.94
234  Putnam Tax - Free
     Income Trust
     Tax - Free Insured
     Fund; M                       6/1/95       Open/Bond            1.82      13.96
235  Putnam U.S. Core
     Fund                          5/1/98       Open/Equity          4.62      11.60
236  Putnam U.S. Government
     Income Trust; A               2/8/84       Open/Bond        1,865.04      12.17
237  Putnam U.S. Government
     Income Trust; B              4/27/92       Open/Bond          862.48      12.11
238  Putnam U.S. Government
     Income Trust; C              7/26/99       Open/Bond            4.42      12.16
239  Putnam U.S. Government
     Income Trust; M               2/6/95       Open/Bond          114.64      12.15
240  Putnam U.S. Government
     Income Trust; Y              4/11/94       Open/Bond           26.76      12.17
241  Putnam Utilities
     Growth and Income
     Fund; A                     11/19/90       Open/Balanced    1,000.33      12.86
242  Putnam Utilities
     Growth and Income
     Fund; B                      4/27/92       Open/Balanced      452.38      12.78
243  Putnam Utilities
     Growth and Income
     Fund; M                       3/1/95       Open/Balanced       12.93      12.83
244  Putnam Value Fund             5/1/98       Open/Balanced        2.13       8.12
245  Putnam Vista Fund; A          6/3/68       Open/Equity      5,265.79      17.09
246  Putnam Vista Fund; B          3/1/93       Open/Equity      2,384.66      15.93
247  Putnam Vista Fund; M         12/1/94       Open/Equity        203.85      16.51
248  Putnam Vista Fund; Y         3/28/95       Open/Equity        821.15      17.41
249  Putnam Voyager
     Fund II; A                   4/14/93       Open/Equity      1,698.52      37.10
250  Putnam Voyager
     Fund II; B                   10/2/95       Open/Equity      1,531.06      35.80
251  Putnam Voyager
     Fund II; C                    2/1/99       Open/Equity         85.73      36.85
252  Putnam Voyager
     Fund II; M                   10/2/95       Open/Equity        167.42      36.27
253  Putnam Voyager
     Fund; A                       4/1/96       Open/Equity     24,067.30      30.02
254  Putnam Voyager
     Fund; B                      4/27/92       Open/Equity     11,481.22      27.60
255  Putnam Voyager
     Fund; M                      12/1/94       Open/Equity        555.07      29.08
256  Putnam Voyager
     Fund; Y                       4/1/94       Open/Equity      3,902.45      30.65
257  Putnam VT Asia
     Pacific Growth
     Fund; IA                      5/1/95       Open/Equity        220.98      15.48
258  Putnam VT Asia
     Pacific Growth
     Fund; IB                     4/30/98       Open/Equity          7.57      15.44
259  Putnam VT
     Diversified
     Income Fund; IA              9/15/93       Open/Bond          609.66       9.82
260  Putnam VT
     Diversified
     Income Fund; IB               4/6/98       Open/Bond           26.05       9.80
261  Putnam VT Global
     Asset Allocation
     Fund; IA                      2/1/88       Open/Balanced      954.63      18.88
262  Putnam VT Global
     Asset Allocation
     Fund; IB                     4/30/98       Open/Balanced        7.13      18.88
263  Putnam VT
     George Putnam
     Fund; IA                     4/30/98       Open/Equity        273.21       9.75
264  Putnam VT
     George Putnam
     Fund; IB                     4/30/98       Open/Equity         41.72       9.75
265  Putnam VT
     Global Growth
     Fund; IA                      5/1/90       Open/Equity      2,843.12      28.06
266  Putnam VT
     Global Growth
     Fund; IB                     4/30/98       Open/Equity         31.68      27.99
267  Putnam VT
     Growth and
     Income Fund; IA               2/1/88       Open/Balanced    9,106.10      25.93
268  Putnam VT
     Growth and
     Income Fund; IB               4/6/98       Open/Balanced      180.93      25.87
269  Putnam VT
     High Yield
     Fund; IA                      2/1/88       Open/Bond          947.01      11.11
270  Putnam VT
     High Yield
     Fund; IB                     4/30/98       Open/Bond           19.83      11.10
271  Putnam VT
     Health and
     Sciences Fund; IA            4/30/98       Open/Equity        243.92      11.22
272  Putnam VT Health
     and Sciences
     Fund; IB                     4/30/98       Open/Equity         24.32      11.21
273  Putnam VT Income
     Fund; IA                      2/1/88       Open/Bond          906.24      12.48
274  Putnam VT Income
     Fund; IB                     4/30/98       Open/Bond           19.61      12.47
275  Putnam VT
     International Growth
     and Income; IA                1/1/97       Open/Balanced      371.48      14.50
276  Putnam VT
     International Growth
     and Income; IB                4/6/98       Open/Balanced       11.92      14.47
277  Putnam VT
     International
     New Opportunities
     Fund; IA                      1/1/97       Open/Equity        335.94      22.27
278  Putnam VT
     International
     New Opportunities
     Fund; IB                     4/30/98       Open/Equity         43.82      22.23
279  Putnam VT
     International
     Growth Fund; IA               1/1/97       Open/Equity        616.46      20.62
280  Putnam VT
     International
     Growth Fund; IB              4/30/98       Open/Equity         44.31      20.59
281  Putnam VT Investors
     Fund; IA                     4/30/98       Open/Equity        861.80      14.24
282  Putnam VT Investors
     Fund; IB                     4/30/98       Open/Equity        111.94      14.21
283  Putnam VT Money
     Market Fund; IA               2/1/88       Open/Bond          738.30       1.00
284  Putnam VT Money
     Market Fund; IB              4/30/98       Open/Bond           46.47       1.00
285  Putnam VT New
     Opportunities
     Fund; IA                      5/2/94       Open/Equity      6,374.58      42.61
286  Putnam VT New
     Opportunities
     Fund; IB                     4/30/98       Open/Equity         73.97      42.50
287  Putnam VT New
     Value Fund; IA                1/2/97       Open/Equity        235.50      11.39
288  Putnam VT New
     Value Fund; IB               4/30/98       Open/Equity         10.21      11.37
289  Putnam VT OTC &
     Emerging Growth
     Fund; IA                     4/30/98       Open/Equity        254.60      23.19
290  Putnam VT OTC &
     Emerging Growth
     Fund; IB                     4/30/98       Open/Equity         30.64      23.16
291  Putnam VT
     Research; IA                 10/1/98       Open/Equity        139.39      14.09
292  Putnam VT
     Research; IB                 10/1/98       Open/Equity         29.07      14.07
293  Putnam VT Small
     Cap Value Fund; IA           4/30/99       Open/Equity         14.39      10.07
294  Putnam VT Small
     Cap Value Fund; IB           4/30/99       Open/Equity          7.34      10.05
295  Putnam VT Utilities
     Growth and Income
     Fund; IA                      5/1/92       Open/Balanced      950.96      17.37
296  Putnam VT Utilities
     Growth and Income
     Fund; IB                     4/30/98       Open/Balanced       13.17      17.34
297  Putnam VT Vista
     Fund; IA                      1/2/97       Open/Equity        546.66      20.19
298  Putnam VT Vista
     Fund; IB                     4/30/98       Open/Equity         46.83      20.16
299  Putnam VT Voyager
     Fund; IA                      2/1/88       Open/Equity      8,902.18      64.33
300  Putnam VT Voyager
     Fund; IB                     4/30/98       Open/Equity        175.69      64.19
301  Putnam Worldwide
     Equity Fund                   5/6/98       Open/Equity         20.43      34.34
                                                              -----------
                                                               285,442.98





